UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS
July 24, 2019

Dear Universal Shareholders,
In 2018, Universal celebrated its 100th anniversary. With the average life-span of large, successful companies at historic lows, this is remarkable longevity. It is even more remarkable that our tenure has included steady growth, a strong balance sheet, and a 49-year track-record of increasing dividends.
It is tempting to look backward and be satisfied with all our accomplishments, but it is what lies ahead that excites us. I invite you to look forward with me through a new lens.
We are excited about our future for all the reasons we have survived and thrived for a century. We are a company that has mastered the complex logistical, financial, managerial, relational, and political skills needed to move agricultural products from fields around the world to the market. These are skills and relationships that are not easily developed, so our market position is strong.
We have historically applied our expertise to the tobacco sector, supporting more than 20,000 permanent and seasonal jobs and hundreds of thousands of farmers in over 30 countries on five continents. We are, in many of our locations, a critical source of employment and community stability. We now look to extend our business more widely by applying our strengths and core competencies to other agriproduct sectors. At more than 100 years of age, we are still innovators.
We have historically relied on a governance structure that protects our conservative financial management and strategy. We balance it, however, with a small, diverse, steadily-refreshed and widely-skilled Board of Directors.
My colleagues and I ask for your voting support on the matters presented in this proxy statement. We also invite you to attend our annual meeting and provide us feedback throughout the year in any of the ways we describe in this proxy statement. Our ability to innovate rests in part on our willingness to seek out new ideas from all sources. Thank you for your investment in Universal and the trust you have placed in us.

Sincerely,

GEORGE C. FREEMAN, III
Chairman, President, and
Chief Executive Officer

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of Universal Corporation will be held at our headquarters located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Wednesday, August 28, 2019, at 9:00 a.m., Eastern Time, for the following purposes:

(1)	to elect as directors the two nominees to the Board of Directors named in the accompanying Proxy Statement to serve three-year terms;

(2)	to approve a non-binding advisory resolution approving the compensation of our named executive officers;

(3)	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020;
(4) to approve the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan; and

(5)	to act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.
Only holders of record of shares of our Common Stock at the close of business on July 19, 2019 shall be entitled to vote at the Annual Meeting.
Please note that brokers may not vote your shares on the election of directors, on the advisory vote on executive compensation, or on the approval of the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan in the absence of your specific instructions as to how to vote. Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be represented and voted at the Annual Meeting. We urge you to vote online, by phone or complete, sign, date, and return the enclosed proxy card or voting instruction in the envelope provided. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. We hope you are able to attend the Annual Meeting, but even if you cannot please vote your shares as promptly as possible.

By Order of the Board of Directors,

PRESTON D. WIGNER
Secretary
July 24, 2019

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF UNIVERSAL CORPORATION
APPROXIMATE DATE OF MAILING - JULY 24, 2019
This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2019 Annual Meeting of Shareholders of Universal Corporation, which we refer to as the Annual Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has designated our headquarters located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, as the place of the Annual Meeting.
The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Universal,” “we,” “us,” “our,” or “the Company” means Universal Corporation.
Our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which we refer to as the fiscal year 2019 Annual Report, is being mailed concurrently with this Proxy Statement to our shareholders. Unless otherwise specifically stated, our fiscal year 2019 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.
QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why are you sending me this document?

A:
The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Shareholders, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. A proxy, if duly executed and not revoked, will be voted and if it contains any specific instructions, it will be voted in accordance with those instructions.

Q:	Who is eligible to vote?

A:
You may vote only if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, at the close of business on July 19, 2019, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Annual Meeting. We had outstanding as of the record date 24,971,489 shares of Common Stock, each of which is entitled to one vote per share.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. Johan C. Kroner and Preston D. Wigner have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:
A voting instruction is the instruction form you receive from your bank, broker, or other nominee if you hold your shares of Common Stock in street name, which we refer to as broker shares. The instruction form instructs you how to direct your bank, broker, or other nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	The election of the two nominees to the Board of Directors set forth in this Proxy Statement to serve three-year terms;

•	The approval of a non-binding advisory resolution approving the compensation of our named executive officers;

•	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020;

•	The approval of the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan, which we refer to as the Annual Incentive Plan; and

•	Any other business properly raised at the Annual Meeting or any adjournments or postponements thereof.
We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What constitutes a quorum and how many votes must be present to hold the Annual Meeting?

A:
In order for the Annual Meeting to be conducted, a majority of the shares entitled to vote (i.e., a majority of the outstanding shares of Common Stock as of the record date) must be present in person or represented by proxy at the Annual Meeting for the transaction of business at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes, and broker shares that are voted on any matter are included in determining the number of votes present. Broker shares that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present. In the event that a quorum is not present at the Annual Meeting, it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies. It is very important, therefore, that you vote your shares.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What vote is needed to approve the non-binding advisory resolution approving the compensation of our named executive officers?

A:
The approval of the non-binding advisory resolution approving the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal. The Board of Directors and the Compensation Committee value the opinions of our shareholders. To the extent that there is any significant vote against executive compensation, the Board of Directors and the Compensation Committee will consider shareholder concerns and evaluate whether any actions are necessary to address those concerns.

Q:	What vote is needed to ratify the appointment of Ernst & Young LLP?

A:	The ratification of the appointment of Ernst & Young LLP requires that the number of votes cast in favor of the ratification exceed the number of votes cast in opposition to the ratification.

Q:	What vote is needed to approve the Annual Incentive Plan?

A:	The approval of the Annual Incentive Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Q:	What are the voting recommendations of the Board of Directors?

A:
The Board of Directors recommends that shareholders vote “FOR” both of the proposed nominees for director named in this Proxy Statement; “FOR” the approval of the non-binding resolution approving named executive officer compensation; “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020; and "FOR" the approval of the Annual Incentive Plan.

Q:	How do I vote?

A:
Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Annual Meeting or by proxy. Registered shareholders have the following ways to vote by proxy:

•	by mail - complete, sign, date, and return the enclosed proxy card or voting instruction; or

•	over the Internet or by telephone - follow the instructions provided on the enclosed proxy card.
Registered shareholders are urged to deliver proxies by using the Internet, by calling the toll-free telephone number, or by completing and mailing the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their proxies, and to confirm that such instructions have been recorded properly. Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. Registered shareholders may also send their proxies by completing, signing, and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-paid envelope.
Shareholders who hold broker shares, which we refer to as street name shareholders, who wish to vote at the Annual Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker, or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction, or otherwise complete, date, and sign the voting instruction and return it promptly in the enclosed postage-paid envelope.
The deadline for voting electronically over the Internet or by telephone is 11:59 p.m., Eastern Time, on August 27, 2019.

Q:	Can I attend the Annual Meeting?

A:
The Annual Meeting is open to all holders of our Common Stock as of the close of business on the record date, July 19, 2019. We will not permit cameras, recording devices, or other electronic devices at the Annual Meeting. We encourage you to vote your shares by proxy, but you may also vote by attending the Annual Meeting and voting in person.

Q:	What do I need in order to attend the Annual Meeting in person?

A:
Any shareholder as of the record date may attend the Annual Meeting; however, street name shareholders must have a legal proxy from their bank or broker and bring that proxy to the Annual Meeting to confirm you are the beneficial owner, and they must bring evidence of stock holdings, such as a recent brokerage account statement. Upon arrival at the Annual Meeting, you will also be required to present government-issued photo identification, such as a driver's license or passport.

Q:	Can I withhold my vote?

A:	You may withhold your vote with respect to the election of directors.

Q:	Can I change or revoke my proxy?

A:	Any shareholder who gives a proxy may change or revoke his or her proxy at any time before it is voted at the Annual Meeting. A shareholder may change or revoke his or her proxy by:

•	giving written notice of revocation to our Corporate Secretary, whose address is on page 6 of this Proxy Statement;

•	executing a proxy dated as of a later date; or

•	voting in person at the Annual Meeting.

If you voted over the Internet or by telephone, you can also revoke your vote by any of these methods or you can change your vote by voting again over the Internet or by telephone. If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy over the Internet or by telephone. Your attendance at the Annual Meeting will not itself revoke a proxy.
If you are a street name shareholder, you must follow the instructions found on the voting instruction card provided by the bank, broker, or other nominee, or contact your bank, broker, or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date, and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:
Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of both of the nominees for director named in this Proxy Statement; “FOR” the approval of the non-binding resolution approving named executive officer compensation; “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020; and “FOR” the approval of the Annual Incentive Plan; and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders' discretion. The Board of Directors does not presently know of any other such business.

Q:	Will my shares be voted if I do not provide my proxy or voting instructions?

A:
It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with our transfer agent, and you do not mail your proxy, vote online or by phone in advance as described on page 3, or you do not vote in person at the Annual Meeting, your unvoted shares will not be voted at the Annual Meeting. They also will not count toward the quorum requirement, which is explained under “What constitutes a quorum and how many votes must be present to hold the Annual Meeting?” on page 2 of this Proxy Statement.

If you are a street name shareholder, which means that your shares are registered with our transfer agent in the name of your bank, broker or other nominee, then your bank, broker, or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker, or other nominee when permitted. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the Annual Meeting. Brokers have the discretionary authority under the rules of the New York Stock Exchange, which we also refer to as the NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters.
The rules of the NYSE, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker, or other nominee cannot vote your shares on that proposal. Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. Please note that your bank, broker or other nominee may not vote your shares with respect to (i) the election of the two nominees for director, (ii) the approval of the non-binding advisory resolution approving the compensation of our named executive officers, or (iii) the proposal to approve the Annual Incentive Plan; in the absence of your specific instructions as to how to vote with respect to these matters. Under the rules of the NYSE, these matters are not considered “routine” matters. Based on NYSE rules, we believe that the ratification of the appointment of Ernst & Young LLP is a routine matter for which your bank, broker or other nominee may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a street name shareholder and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Please return your proxy card or voting instructions so your vote can be counted.

Q:	How are abstentions and broker non-votes counted?

A:
With respect to the election of directors, abstentions, withheld votes and broker non-votes will not be included in the vote total for the proposal to elect the nominees for director named in this Proxy Statement and will not affect the outcome of the vote for that proposal.

With respect to the approval of the non-binding advisory resolution approving the compensation of our named executive officers, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the non-binding proposal.
With respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the proposal.
With respect to the approval of the Annual Incentive Plan, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the proposal.

Q:	Where can I find the results of the Annual Meeting?

A:
We expect to announce the preliminary voting results at the Annual Meeting and disclose the final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission within four business days after the Annual Meeting.

Q:	Who pays for the solicitation of proxies?

A:
We will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, at an anticipated cost to us of approximately $8,500, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters. In addition, we will indemnify D.F. King against any losses arising out of D.F. King's proxy soliciting services on our behalf.

Q:	Could other matters be decided at the Annual Meeting?

A:
The Board of Directors does not know of any other business that may be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy card to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find Universal Corporation's corporate governance materials?

A:
Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Compensation Committee, The Nominating and Corporate Governance Committee, and all other standing committees, are available under the “Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention: Investor Relations
Telephone: (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:
Shareholders and other interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Corporate Secretary. The “Governance - Contact the Board” section of our Internet website at http://investor.universalcorp.com/corporate-governance/contact-the-board contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Corporate Secretary at the following address:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention: Corporate Secretary
Telephone: (804) 359-9311
Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgment from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 28, 2019.
Our Proxy Statement and fiscal year 2019 Annual Report are both available free of charge under the “Investor - Financial Information” section of our Internet website at http://investor.universalcorp.com/financial-information.
Our 2019 Annual Report to Shareholders, which includes a copy of our fiscal year 2019 Annual Report (excluding exhibits) as filed with the U.S. Securities and Exchange Commission ("SEC"), is being mailed to shareholders with this Proxy Statement.
We will provide additional copies of our fiscal year 2019 Annual Report, including the financial statements and financial statement schedules, without charge to any person to whom this Proxy Statement has been delivered if they so request. Requests should be directed to Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.
We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4 and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

PROPOSAL ONE
ELECTION OF DIRECTORS
In accordance with our Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes. The term of office of one of the three classes of directors expires each year, and each class is elected for a three-year term.
Six members of our board of directors have previously been elected to terms expiring in 2020 or 2021, as indicated below. The Compensation Committee has recommended to our Board of Directors, and our Board of Directors has approved, the nomination of the two remaining nominees set forth below to be elected for three-year terms at the Annual Meeting.
The following pages set forth certain information for each nominee, as well as all other incumbent directors, as of March 31, 2019, except as otherwise noted. All of the nominees and incumbent directors listed below are directors previously elected by the shareholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected.
The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees receiving the highest vote totals for the director positions up for election will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.
Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years, positions with the Company of each nominee and director, the year in which he or she first became a director of the Company and his or her term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this Proxy Statement, in light of the Company's business and structure.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL ONE.

Incumbent Directors Whose Terms Expire in 2019 and Are Nominated For Election (Class I Directors)

Thomas H. Johnson
Chief Executive Officer, Taffrail Group, LLC

Age: 69
Independent Director since 2001
Chairman, Compensation Committee
Member, Executive Committee
Member, Nominating and Corporate Governance Committee

THOMAS H. JOHNSON serves as Chief Executive Officer of Taffrail Group, LLC, an international strategic advisory firm, a position he has held since the firm’s founding in 2008. In addition, Mr. Johnson has served as Managing Partner of THJ Investments, L.P., a private investment firm, since November 2005. From 1997 to 2005, Mr. Johnson served as Chairman and Chief Executive Officer of Chesapeake Corporation, a global specialty packaging company, and then served as its Vice Chairman until April 2006. Prior to that, Mr. Johnson served as President and Chief Executive Officer of Riverwood International Corporation (and its predecessor company, Manville Forest Products Corporation). He previously held numerous management positions within Mead Corporation including President of its Paperboard Division and Director, Strategic Planning and Corporate Development. Among other accomplishments over the course of his 35-year career, Mr. Johnson established and managed subsidiaries and joint ventures in Asia-Pacific, South America and Europe, with operations in over 40 countries. Mr. Johnson has substantial board experience, including serving as an independent director of Coca-Cola Enterprises, Inc., a marketer, producer and distributor of Coca-Cola products, from 2007 until its merger with Coca-Cola European Partners ("CCEP") in 2016. CCEP is listed on the London and New York Stock exchanges. Following the merger, he continued to serve as a director of CCEP.  Mr. Johnson currently serves as CCEP’s Senior Independent Director, as Chairman of the Nominations Committee, and as a member of the Remuneration Committee. Previously, Mr. Johnson was a director and member of the Audit and Compensation Committees of Tumi Holdings, Inc., a global distribution company offering travel and business products in multiple categories, until their merger with Samsonite International S.A. in 2016. Mr. Johnson has served on several other boards including Superior Essex, Inc., a manufacturer of wire and cable products, GenOn Corporation, an electricity producer, and its predecessor company, Mirant Corporation, until its merger with NRG Energy, Inc., and ModusLink Global Solutions, Inc., a supply chain business process management company.
Mr. Johnson's extensive executive management experience, including with strategy, investment, manufacturing, and distribution activities, and his service on the boards of several multinational corporations, provides the Board of Directors a valuable perspective on governance best practices and executive leadership, including in international markets such as Europe and Asia. Mr. Johnson has been recognized for his work in support of U.S. trade and business development in China, receiving the Marco Polo Award from the State Bureau of Foreign Experts, Peoples Republic of China, in 1999.

Michael T. Lawton
Former Executive Vice President and Chief Financial Officer, Domino’s Pizza, Inc.

Age: 60
Independent Director since 2016
Chairman, Audit Committee
Member, Compensation Committee
Member, Executive Committee

MICHAEL T. LAWTON retired as Executive Vice President and Chief Financial Officer of Domino’s Pizza, Inc., a global pizza restaurant chain and franchise pizza delivery company, (“Domino’s”) in August 2015. In this position, Mr. Lawton oversaw all financial functions, including financial reporting, treasury, internal audit, tax, risk management, budgeting and analysis, as well as providing strategic oversight. During his time as Chief Financial Officer, Domino’s completed a refinancing of the company with a non-traditional asset backed securitization private placement. Mr. Lawton previously served in numerous executive roles with Domino's, including Interim Chief Information Officer, Executive Vice President of Supply Chain Services, in which he was responsible for North America supply chain operations, and Executive Vice President of International, during which he managed the international business during a period of rapid growth, which included entering 15 new markets. While in this role, he also led a cross-functional task force charged with evaluating the traffic decay in the U.S. business and identifying necessary strategic changes to reverse the trend. He began his tenure with Domino’s in 1999 as Vice President of International Finance, in which he worked with franchises across over 60 markets to identify opportunities for growth. From 1986 to 1999, Mr. Lawton held various financial and general management positions with Gerber Products Company, a subsidiary of Nestle, including serving as Senior Vice President and Chief Operating Officer. Earlier in his career, Mr. Lawton held several positions at Ernst & Whinney (now Ernst & Young) ranging from staff auditor to audit manager, serving clients in manufacturing, health care and wholesale. Since 2013, Mr. Lawton has been a Director of La-Z-Boy, Inc., a manufacturer, importer, distributor and retailer of upholstery furniture products, serving as Chairman of its Audit Committee and is a member of its Compensation Committee.
Mr. Lawton’s significant experience as a senior executive of a public company and well-known consumer brand, as well as his public company board experience, is valuable to the Board of Directors. He has extensive experience in risk oversight, executive compensation and corporate governance. In addition, Mr. Lawton brings to the Board of Directors a strong background in accounting and finance as well as extensive international management and supply chain experience.

Incumbent Directors Whose Terms Expire in 2020 (Class II Directors)

George C. Freeman, III
Chairman, President, and Chief Executive Officer, Universal Corporation

Age: 56
Director since 2008
Chairman, Executive Committee
Member, Finance and Pension Investment Committee

GEORGE C. FREEMAN, III has been Universal's Chief Executive Officer since April 2008, and President since December 2006. Previously, Mr. G. Freeman served as Universal’s General Counsel and Secretary from February 2001 until November 2005, and was elected Vice President in November 2005. Prior to joining Universal, Mr. G. Freeman served as a law clerk for the Honorable Richard S. Arnold, Circuit Judge, United States Court of Appeals for the Eighth Circuit; a law clerk for the Honorable Lewis F. Powell, Jr., Associate Justice, United States Supreme Court; and an associate with Hunton & Williams, an international law firm. Mr. G. Freeman is also a director of Tredegar Corporation, a manufacturer of plastic films and aluminum extrusions, since May 2011 and serves as chair of its Executive Compensation Committee and is a member of its Nominating and Governance Committee. He has served as Chairman of the Board of Universal since his election in 2008.
Through his years of service with Universal and as Chairman of the Board, Mr. G. Freeman provides strong and thoughtful leadership to the Board of Directors, utilizing his extensive risk oversight, management and corporate governance experience. In addition, as President and Chief Executive Officer, Mr. G. Freeman is able to communicate to and inform the Board about our management team, day-to-day operations, customer relationships, and important industry developments. The Board believes that Mr. G. Freeman's deep industry knowledge, financial expertise and forward-looking thinking brings an invaluable perspective to our current operations and our ongoing relationships with customers and suppliers, providing great value to the Board of Directors.

Lennart R. Freeman
Former President and Chief Executive Officer, North American Division, Swedish Match AB

Age: 67
Independent Director since 2013
Member, Audit Committee
Member, Compensation Committee
Member, Executive Committee
*Mr. L. Freeman has no relation to Mr. G. Freeman

LENNART R. FREEMAN worked with Swedish Match AB, a Swedish producer and global distributor of smokeless tobacco products (“Swedish Match”), for over 30 years, serving in various executive roles of increasing responsibility, including as President and Chief Executive Officer of its North American Division and as President of its International Division. Under his leadership, the North American Division tripled its sales and operating income and the International Division successfully completed a major restructuring, resulting in the sale of the South African business to Philip Morris International in 2009 and the merger of the Cigar and Pipe Tobacco business with Scandinavian Tobacco Group in 2010, creating the second largest cigar company in the world. Earlier in his career at Swedish Match, he served as Managing Director, Cricket Lighters and as President for the Cigarette Division. Following his retirement from Swedish Match in 2011 and until December 2014, he served as a director of the board of Dometic Group AB, a privately-held global provider of comfort products for the recreational vehicle, automotive and marine markets.
Mr. L. Freeman is a well-recognized tobacco industry veteran, receiving the “Giant of the Industry Award” which was presented by the California Distributors Association in October 2005 and the “Captain of the Industry Award” which was presented by the Pennsylvania Distributors Association in October 2000. Mr. L. Freeman has no relation to Mr. G. Freeman.
Mr. L. Freeman's extensive experience in the tobacco industry adds depth to the Board of Director's ability to evaluate and develop industry opportunities and strategies. His years with Swedish Match, a multinational company, also adds a unique customer and international perspective to the Board of Directors.

Eddie N. Moore, Jr.
Former President and Chief Executive Officer, Norfolk State University
President Emeritus, Virginia State University

Age: 71
Lead Independent Director since 2016
Independent Director since 2000
Member, Audit Committee
Member, Executive Committee
Member, Finance and Pension Investment Committee

EDDIE N. MOORE, JR. served as President and Chief Executive Officer of Norfolk State University, a public, historically black liberal arts university from 2015 until 2017, and as interim President and Chief Executive Officer beginning in 2013. Mr. E. Moore was interim President and then Chief Executive Officer and President of St. Paul's College, a private, historically black liberal arts college, from November 2011 to June 2012. Beginning in June 1993 and until July 2010, Mr. E. Moore was the President of Virginia State University, a public research university. Upon retirement as President in 2010, he was named President Emeritus of Virginia State University, a position which he continues to hold. He previously served as University Comptroller at The College of William & Mary for two years, and as state treasurer for the Commonwealth of Virginia for three years, heading the Department of the Treasury and serving on 15 state boards and authorities with oversight responsibility for over $20 billion of the Commonwealth’s assets and investment portfolio. For the first 14 years of his career, Mr. E. Moore worked at Gulf Oil Corporation, which specializes in exploring, producing, refining and marketing of petroleum and natural gas. During his tenure at Gulf Oil Corporation, Mr. E. Moore rose through the ranks, ultimately directing major components of the company’s accounting and budgeting functions. Since 2005, he has served as a director of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a health care supply chain management company, and is a member of its Audit Committee and Governance and Nominating Committee.
Mr. E. Moore's strong background in accounting and finance and his leadership experience gained through managing prominent higher-educational institutions is valuable to the Board of Directors. Mr. E. Moore's experience in both the public and private sectors brings important perspectives and disciplines to the Board of Directors' deliberations and decision-making processes.

Incumbent Directors Whose Terms Expire in 2021 (Class III Directors)

Diana F. Cantor
Partner, Alternative Investment Management, LLC
Vice Chairwoman and Trustee, Virginia Retirement System

Age: 61
Independent Director since 2012
Chairman, Nominating and Corporate Governance Committee
Member, Compensation Committee
Member, Finance and Pension Investment Committee

DIANA F. CANTOR is currently a Partner at Alternative Investment Management, LLC, an independent privately-held investment management firm, a position she has held since January 2010. In this role, she provides executive oversight as a member of the Board of Managers and advises on strategic business development and investment activities. Mrs. Cantor also serves as Vice Chairwoman and a Trustee of the Virginia Retirement System, for which she is responsible for the oversight and administration of the Commonwealth of Virginia's retirement system, the 19th largest public or private pension system in the United States. Mrs. Cantor is the co-founder and formerly a Managing Director of Hudson James Group LLC, a strategic advisory and consulting services firm, a position she held from February 2012 to December 2014. Mrs. Cantor served as a Managing Director with New York Private Bank and Trust from January 2008 through December 2009, where she participated in the expansion of the Bank’s wealth management activities. She is the founder and formerly an Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia, a position she held from 1996 to 2007. In this role, she was responsible for the implementation and investment management of a $27 billion program. Earlier in her career, she served as a Vice President of Richmond Resources, Ltd., a real estate development, construction and management company, and as a Vice President at Goldman, Sachs & Co., overseeing the firm’s leveraged buyout and internal investment funds and the merchant banking operations. Mrs. Cantor serves on the board of directors of VICI Properties Inc., an experiential-asset focused real estate investment trust, since 2018, and is both Chairman of its Audit Committee and a member of the Nominating and Governance Committee. She also serves as a director of Domino's Pizza, Inc., a global pizza restaurant chain and franchise pizza delivery company, since 2005, and is Chairman of its Audit Committee. Mrs. Cantor previously served as a director and member of the Audit Committee of Revlon, Inc., a global cosmetics company, from 2013 to 2015, as a director of The Edelman Financial Group, Inc., a provider of investment advice, from 2011 to 2012, and as a director and Chairman of the Audit Committee of Media General, Inc., a provider of news, information and entertainment from 2005 until its merger with Nexstar Broadcasting Group, Inc. to form Nexstar Media Group, Inc. in January 2017.
Mrs. Cantor possesses extensive investment, financial and legal experience, in addition to significant public company directorship and committee experience, all of which add important, multi-disciplinary financial and strategic perspective to the Board of Directors. Her service on the boards of public multinational corporations offers the Board of Directors valuable insights on governance best practices and executive leadership.

Robert C. Sledd
Managing Partner, Pinnacle Ventures, LLC, and
Sledd Properties, LLC

Age: 66
Independent Director since 2009
Chairman, Finance and Pension Investment Committee
Member, Audit Committee
Member, Nominating and Corporate Governance Committee

ROBERT C. SLEDD is Managing Partner of Pinnacle Ventures, LLC, a venture capital firm, and Sledd Properties, LLC, an investment company, and has held these roles since 2008 and 2001, respectively. Mr. Sledd served as the Interim President and Chief Executive Officer of Owens & Minor, Inc. from November 2018 to March 2019. From January 2010 until January 2014, Mr. Sledd served as the Senior Economic Advisor to the former Governor of Virginia and was responsible for the development of Virginia’s strategic economic development plan and oversight in coordination with the Secretary of Commerce. In 1987, Mr. Sledd co-founded and served as Chief Executive Officer of Performance Food Group Company (“PFG”). During his tenure at PFG, Mr. Sledd oversaw the development and implementation of its strategic plan, becoming Chairman and Chief Executive Officer in 1995. Under his leadership, PFG became the third largest foodservice distributor in the U.S. and the largest product processor and bagged salad supplier to both the retail and foodservice markets with approximately $7 billion in sales. Mr. Sledd remained Chairman until PFG was taken private in June 2008.
Since 1996, Mr. Sledd has served as a director on the board of Pool Corporation, a wholesale distributor of swimming pool supplies, equipment, and related leisure products, and is a member of the Audit and Compensation Committees. Over this time, Pool Corporation has been among the top performing companies on the Nasdaq. Since 2007, he has served as a director of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company, and is a member of the Audit and Governance Committees.

Thomas H. Tullidge, Jr.
Chief Strategy Officer, Legal and Finance, and a Co-Founder of Luxon Financial, LLC

Age: 62
Independent Director since 2018
Member, Audit Committee
Member, Finance and Pension Investment Committee
Member, Nominating and Corporate Governance Committee

THOMAS H. TULLIDGE, JR. is Chief Strategy Officer, Legal and Finance, and a co-founder of Luxon Financial, LLC., a wealth management, insurance, and asset management service provider. In this role, he is responsible for developing, communicating, executing, and sustaining corporate strategic initiatives. Previously, Mr. Tullidge held several senior level positions within the Mergers and Acquisitions Group of Wachovia Securities, formerly First Union Securities, including Head of the Technology Mergers and Acquisitions Group. During his tenure at Wachovia Securities, Mr. Tullidge also led the Healthcare Mergers and Acquisitions Group and executed transactions across a wide range of industries in addition to healthcare and technology, including Business Services, Media and Entertainment, and Restaurants. Prior to joining First Union, he was a partner at Jefferson Capital Partners, Ltd., a private equity firm, and before that he served as Vice President in Business Development and as Senior Vice President, General Counsel and Corporate Secretary with Trigon Blue Cross Blue Shield. Mr. Tullidge was also a Partner with the law firm of McGuireWoods LLP. He serves as a member of Luxon Financial’s Executive Committee, and as a director of Carpenter Co., a privately-held company and the world's largest producer of comfort cushioning products, and of Gray Lumber Company, a privately held real estate investment firm.
Mr. Tullidge’s extensive experience in structuring, negotiating, and executing mergers and acquisitions, joint ventures, and other complex corporate finance transactions domestically and internationally will provide the Board of Directors valuable executive leadership, financial and corporate strategy perspective.

STOCK OWNERSHIP
Principal Shareholders
The following table sets forth as of the record date, July 19, 2019, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)
	(#)		(%)
BlackRock, Inc.	3,656,179	(2)	14.6%
55 East 52nd Street
New York, New York 10055
Vanguard Group, Inc.	2,699,945	(3)	10.8%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
Dimensional Fund Advisors LP	2,099,275	(4)	8.4%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746

(1)	The percentages shown in the table are based on 24,971,489 shares of Common Stock outstanding on July 19, 2019.

(2)
An amended Schedule 13G/A filed with the SEC on January 31, 2019, indicates that BlackRock, Inc., acting as a parent holding company, reported that it has sole voting power over 3,594,354 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 3,656,179 shares of Common Stock and shared dispositive power over no shares of Common Stock.

(3)
As reported on an amended Schedule 13G/A filed with the SEC on February 11, 2019. According to this filing, Vanguard Group, Inc. possessed sole voting power over 23,857 shares of Common Stock, shared voting power over 1,619 shares of Common Stock and sole dispositive power over 2,676,657 shares of Common Stock with shared dispositive power over 23,288 shares of Common Stock. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., was reported to be the beneficial owner of 21,669 shares of Common Stock, as a result of VFTC serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., was reported to be the beneficial owner of 3,807 shares of Common Stock, as a result of VIA serving as investment manager of Australian investment offerings.

(4)
As reported on an amended Schedule 13G/A filed with the SEC on February 8, 2019. The amended Schedule 13G indicates that Dimensional Fund Advisors LP, in its capacity as investment adviser, sub-advisor and/or manager to certain registered investment companies, commingled funds, group trusts and separate accounts (collectively, “Funds”), has the sole voting power over 2,073,260 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 2,099,275 shares of Common Stock and shared dispositive power over no shares of Common Stock that are owned by such Funds. According to its Schedule 13G/A, Dimensional Fund Advisors LP disclaims beneficial ownership of such shares.

Directors and Executive Officers
The following table sets forth as of the record date, July 19, 2019, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee, (ii) each executive officer listed in the “Summary Compensation Table”, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
	(#)	(%)
Theodore G. Broome	34,127	*
Diana F. Cantor	10,543	*
George C. Freeman, III	263,238	1.1%
Lennart R. Freeman	8,799	*
Airton L. Hentschke	67,684	*
Thomas H. Johnson	18,500	*
Johan C. Kroner	8,854	*
Michael T. Lawton	5,506	*
David C. Moore(3)	41,296	*
Eddie N. Moore, Jr.	25,548	*
Robert C. Sledd	11,815	*
Thomas H. Tullidge, Jr.	2,558	*
Preston D. Wigner	45,754	*
All current directors and all executive officers as a group (18 persons)	611,122	2.4%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.

(1)	No executive officers or directors have pledged shares of Common Stock as security.

(2)	The percentages shown in the table are based on 24,971,489 shares of Common Stock outstanding on July 19, 2019.

(3)	Mr. D. Moore retired on August 31, 2018.

CORPORATE GOVERNANCE AND COMMITTEES
General
Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman, President, and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.
Corporate Governance Guidelines
The Board of Directors has adopted written Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors' performance, and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 5 of this Proxy Statement.
Code of Conduct
The Board of Directors has adopted a written Code of Conduct applicable to our directors, officers, and employees, and the directors, officers and employees of each of our subsidiaries and controlled affiliates. The Code of Conduct satisfies the NYSE requirements for a “Code of Business Conduct and Ethics” and the SEC definition of a “Code of Ethics for Senior Financial Officers.” The Code of Conduct addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Conduct is available to shareholders and the public free of charge under the "Compliance" section of our Internet website at http://www.universalcorp.com/Compliance. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 5 of this Proxy Statement.
Director Independence
The Board of Directors, in its business judgment, has determined that each member of the Board of Directors, except Mr. G. Freeman, our Chairman, President, and Chief Executive Officer, is independent as defined by the NYSE listing standards and our Corporate Governance Guidelines. In reaching this conclusion and as set forth in the independence standards of our Corporate Governance Guidelines, the Board of Directors evaluated each director or nominee for director in light of the specified independence tests set forth in the NYSE listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.
Executive Sessions
The independent directors of the Board of Directors meet in executive session without management or employee directors present. Although designated to meet at least annually, during fiscal year 2019 the independent directors met in executive session four times. The independent directors designate the Lead Independent Director, who is responsible for presiding over the executive sessions of the independent directors. For fiscal year 2019, the independent directors designated Mr. E. Moore as the Lead Independent Director. The Lead Independent Director is responsible for advising the Chairman, President, and Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors
Interested parties may at any time direct communications to the Board of Directors as a whole, to the Lead Independent Director, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Corporate Governance - Contact the Board” section of our Internet website at http://investor.universalcorp.com/corporate-governance/contact-the-board contains an e-mail submission form established for submitting communications to directors. Communications can also be delivered by mail by sending requests to our Corporate Secretary, whose address is on page 6 of this Proxy Statement.
Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgment from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our independent directors.
Board and Committee Meeting Attendance
During fiscal year 2019, there were six meetings of the Board of Directors. Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which they served.
Board Leadership Structure and Role in Risk Oversight
Board Leadership Structure
The Board of Directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. We operate with one individual, Mr. G. Freeman, serving as Chairman of the Board, President, and Chief Executive Officer. Mr. G. Freeman was elected by the Board of Directors as President on December 12, 2006, Chief Executive Officer on April 1, 2008 and Chairman of the Board on August 5, 2008. Prior to his election as our President and Chief Executive Officer, Mr. G. Freeman served as our General Counsel and Secretary from February 1, 2001 until November 2005, when he was elected Vice President. The Board of Directors believes that because Mr. G. Freeman has unique and extensive experience and understanding of our business, he is well situated to lead and execute strategy and business plans to maximize shareholder value by having a combined role of Chairman of the Board, President, and Chief Executive Officer.
The Company's Corporate Governance Guidelines permit the individual who serves as Chief Executive Officer to serve as Chairman of the Board of Directors. In order to ensure that independent directors continue to play a leading role in our governance, however, the Board of Directors established the position of a Lead Independent Director in our Corporate Governance Guidelines. Mr. E. Moore currently serves as our Lead Independent Director. The Lead Independent Director is elected by the independent directors and ensures that (i) the Board of Directors operates independently of management, and (ii) directors and shareholders have an independent leadership contact. The Lead Independent Director, who must satisfy our independence standards, is responsible for presiding over the executive sessions of the independent directors and performing such other duties as may be delegated to the position by the Board of Directors. The Lead Independent Director also has the following additional roles and responsibilities:

•	chair Board of Directors meetings when the Chairman of the Board of Directors is not present or when there is a potential conflict of interest;

•	call meetings and set agendas for executive sessions of the independent directors;

•	preside over meetings of the independent directors and, as appropriate, provide prompt feedback to the Chief Executive Officer and Chairman of the Board of Directors;

•	serve as a liaison between the independent directors and the Chief Executive Officer and Chairman of the Board of Directors and senior management to report or raise matters;

•	serve as a “sounding board” and mentor to the Chief Executive Officer and Chairman of the Board of Directors; and

•	perform such other duties and responsibilities as may be delegated to the Lead Independent Director by the Board of Directors from time to time.

The Board of Directors also has five standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Finance and Pension Investment Committee, and the Nominating and Corporate Governance Committee. Each committee has a separate chairman and each of the Audit, Compensation and Nominating and Corporate Governance Committees are composed solely of independent directors.
Given our current circumstances, relative size and operating strategies, we believe having a combined Chairman of the Board of Directors and Chief Executive Officer, as well as having a Lead Independent Director and independent standing committees, is the most appropriate structure for us and our shareholders. We believe this structure demonstrates clear leadership to our employees, shareholders, and other interested parties and eliminates potential for redundancies and confusion. The Lead Independent Director protects the role of the independent directors by providing leadership to the independent directors and working closely with the Chief Executive Officer and Chairman of the Board of Directors.
As part of the Board of Directors' annual assessment process, the Board of Directors evaluates our board leadership structure to ensure that it remains appropriate for us. The Board of Directors recognizes that there may be circumstances in the future that would lead it to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, but believes that the absence of a policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the Board of Directors with the flexibility to determine the best leadership structure for us.
Board of Directors' Role in Risk Oversight
The Board of Directors is responsible for our risk oversight. Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerances. In carrying out its risk oversight function, each of the five standing committees of the Board of Directors is responsible for risk oversight within their area of responsibility and regularly reports to the Board of Directors. In addition, management holds regular meetings in which they identify, discuss, and assess financial risk from current macro- economic, industry, and company-specific perspectives.

The Audit Committee is responsible for discussing with management, the independent registered public accounting firm and the internal auditors our policies and procedures with respect to risk assessment and risk management. As part of its regular reporting process, management reports and reviews with the Audit Committee our material risks, including (i) proposed risk factors and other public disclosures, and (ii) mitigation strategies and our internal controls over financial reporting. The Audit Committee also engages in regular periodic discussions with the Chief Financial Officer and other members of management regarding risks as appropriate.

The Finance and Pension Investment Committee assists the Board of Directors in control of our financial policies and resources and monitors our financial strategic direction. As part of its responsibilities, the Finance and Pension Investment Committee oversees our financial policies, including financial risk management, and reviews and approves significant financial policies and transactions. It also has oversight of the investments in our ERISA - regulated pension and savings plans.

In addition to the Audit Committee and Finance and Pension Investment Committee, each of the other committees of the Board of Directors considers risks within its area of responsibility and regularly reports to the Board of Directors on issues related to the Company’s risk profile. For example, the Compensation Committee considers succession planning and risks that may be a result of our executive compensation programs, and has oversight responsibility for the Company’s review of compensation policies and procedures to determine whether they present significant risks. In addition, the Nominating and Corporate Governance Committee considers risks related to corporate governance, environmental, and social responsibility issues, as well as succession planning risk regarding our Chief Executive Officer and the members of the Board of Directors.

We believe the current leadership structure of the Board of Directors supports the risk oversight functions described above by providing independent leadership at the committee level, with ultimate oversight by the full Board of Directors as led by the Chairman of the Board of Directors and Chief Executive Officer and the Lead Independent Director.

Compensation Risk Assessment
As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. The Compensation Committee has implemented compensation program design features to mitigate the risk that our compensation programs encourage misconduct or imprudent risk-taking. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us. At the Compensation Committee's direction, our Senior Vice President and Chief Financial Officer and his staff, our Vice President, General Counsel, and Secretary, and a member of our internal audit team, conducted a risk review assessment of our compensation programs in fiscal year 2019. The Compensation Committee reviewed the findings of the assessment and concluded (i) that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and (ii) that the balance of compensation elements discourages excessive risk taking. The Compensation Committee, therefore determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee also concluded that the performance measures and performance targets do not encourage excessive or unnecessary risk taking. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	the balance between annual and longer-term performance opportunities;

•	the balance between performance-based and non- performance based pay;

•
alignment of our programs with business strategies focused on long-term growth and sustained shareholder value, the performance goals established for senior management reflect the objectives set by the Compensation Committee to increase focus on the achievement of the Company's strategic plan;

•
placement of an appropriate portion of our executive pay “at risk” and dependent upon the achievement of specific corporate and individual performance goals that are objectively determined with verifiable results. These corporate goals have pre-established thoughtful threshold, target and maximum award limits;

•	the use of multiple performance metrics that are based on the general performance of the corporation and the use of economic profit as a risk adjusted metric;

•	the use of rolling three-year Performance Shares to lengthen the overall measurement period;

•	the Compensation Committee's ability to exercise negative discretion and to consider non-financial and other qualitative performance factors in determining actual compensation payouts;

•	stock ownership guidelines that are reasonable and align executives' short- and long-term interests with those of our shareholders;

•
the recoupment policy to authorize the potential recovery or adjustment of cash incentive awards and long-term equity awards paid to named executive officers and other recipients in the event there was a restatement of incorrect financial results and upon the occurrence of certain specified events; and

•	the policy prohibiting the use of hedging and derivatives trading by executives and directors.

Committees of the Board
Audit Committee
The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 20, 2009. The Audit Committee's charter is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.
The members of the Audit Committee are Messrs. Lawton (Chairman), L. Freeman, E. Moore, Sledd and Tullidge. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the SEC and the NYSE listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the NYSE listing standards. Finally, in accordance with the applicable regulations of the SEC, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations. That person is Mr. Lawton, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.
The Audit Committee met six times during fiscal year 2019. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page 69 of this Proxy Statement.
Executive Committee
The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. G. Freeman (Chairman), L. Freeman, Johnson, Lawton and E. Moore. The Executive Committee met two times during fiscal year 2019, and took action in lieu of a meeting twice by unanimous consent during such period.
Compensation Committee
The current members of the Compensation Committee are Messrs. Johnson (Chairman), Mrs. Cantor, L. Freeman and Mr. Lawton. The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of our executives, including establishing and maintaining a competitive compensation program for our directors and executives in order to attract, retain and motivate key contributors to our success. The Compensation Committee's responsibilities include, among others, reviewing and setting or approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.
On April 9, 2019, the Board of Directors approved changes to the Company’s Bylaws and to the charter of the formerly-named Executive Compensation, Nominating and Corporate Governance Committee. The purpose of the approved changes was, in part, to divide the Executive Compensation, Nominating and Corporate Governance Committee into two committees: the Compensation Committee and the Nominating and Corporate Governance Committee. The Board approved such changes in consideration of best practices with respect to corporate governance by creating a separate committee dedicated to corporate governance and director nominating responsibilities. Such changes also resulted in the Compensation Committee being dedicated to compensation matters. The Compensation Committee operates under the written charter amended and approved by the Board of Directors on April 9, 2019. The charter, as well as the Company’s amended Bylaws, is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.
The Chairman of the Compensation Committee works with certain members of management to establish the agenda for Compensation Committee meetings. Data and materials are prepared for review by the Compensation Committee using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation Committee's external compensation consultant.

The Compensation Committee periodically meets with certain members of management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer's self-evaluation. The Compensation Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer. Where it deems appropriate, the Compensation Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation Committee's duty to establish each of the executive officers' targeted overall compensation levels.
The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee's responsibilities. For additional information regarding the compensation-related activities of the Compensation Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Compensation Committee” beginning on pages 27 and 44 of this Proxy Statement, respectively.
The Board of Directors has determined that the members of the Compensation Committee are “non- employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of former Section 162(m) of the Internal Revenue Code) and “independent directors” (as defined under the applicable NYSE listing standards and our Corporate Governance Guidelines). In addition, no Compensation Committee member is a current or former employee of ours or any of our subsidiaries. While the Compensation Committee's charter does not specify qualifications required for members, Mr. Johnson has been a member of other public company boards of directors and is a former chief executive officer of public companies, Mr. L. Freeman has extensive experience as a former senior executive officer of a large international tobacco products manufacturer, Mrs. Cantor possesses extensive legal, investment, and financial skills as well as significant public company directorship experience, and Mr. Lawton has had significant experience as a senior executive of a public company. Prior to the amendment to its charter on April 9, 2019, the Compensation Committee met seven times during fiscal year 2019, and took action in lieu of a meeting once by unanimous consent during such period.
In performing its responsibilities with respect to executive compensation decisions, the Compensation Committee receives information and support from our Human Resources Department and a nationally-recognized executive compensation consultant. For fiscal year 2019, Willis Towers Watson Public Limited Company, whom we refer to as Willis Towers Watson, served as an independent, executive compensation consultant to the Compensation Committee and had aggregate fees for fiscal year 2019 of approximately $12,500 for these services. Management does not engage an outside compensation consultant and did not engage Willis Towers Watson to provide any other services of significance to the Company. Willis Towers Watson does provide consultancy services to the Company regarding its International Savings Plan. These additional consultancy services are managed by separate groups within Willis Towers Watson with no direct reporting responsibility to the executive compensation group and each of these consultancy groups have separate physical locations. In addition, Willis Towers Watson was engaged to perform these separate services after completion of a comprehensive bid process. For more information with respect to the Compensation Committee's compensation consultant, see “Compensation Discussion and Analysis” beginning on page 27 of this Proxy Statement.
Nominating and Corporate Governance Committee
As noted above, on April 9, 2019, the Board of Directors approved changes to the Company’s Bylaws and to the charter of the formerly-named Executive Compensation, Nominating and Corporate Governance Committee. The purpose of the approved changes was, in part, to divide the Executive Compensation, Nominating and Corporate Governance Committee into two committees: the Compensation Committee and the Nominating and Corporate Governance Committee. The Board approved such changes in consideration of best practices with respect to corporate governance by creating a separate committee dedicated to corporate governance and director nominating responsibilities. The Nominating and Corporate Governance Committee operates under the written charter approved by the Board of Directors on April 9, 2019. The charter, as well as the Company’s amended Bylaws, is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.
The Nominating and Corporate Governance Committee performs a two-fold function. First, the Nominating and Corporate Governance Committee is responsible, subject to approval of the Board of Directors, for determining and developing criteria for Board of Directors membership, for identifying specific individuals qualified to be members of the Board of Directors, and for making recommendations to the Board of Directors with respect to such nominations. Second, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company, overseeing the Company’s environmental and social responsibility and sustainability programs and practices, and overseeing the evaluation of the Board of Directors and its acting committees. The Nominating and Corporate Governance Committee monitors developments in, and makes recommendations to the Board of

Directors concerning, corporate governance practices, including following regulatory and legislative developments and considers corporate governance best practices in performing its duties. The members of the Nominating and Corporate Governance Committee are Mrs. Cantor (Chairman) and Messrs. Johnson, Sledd and Tullidge.
The Nominating and Corporate Governance Committee employs several methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee considers candidates for Board of Directors membership suggested by its members and by management, and will also consider candidates suggested by our shareholders. The Nominating and Corporate Governance Committee periodically assesses whether any vacancies on the Board of Directors are expected due to retirement or otherwise and in the event that vacancies are anticipated, the Nominating and Corporate Governance Committee considers possible director candidates. The Nominating and Corporate Governance Committee may also retain a third-party executive search firm to identify candidates upon request of the Nominating and Corporate Governance Committee from time-to-time based upon the director membership criteria described in the Corporate Governance Guidelines and the Nominating and Corporate Governance Committee’s own assessment of the perceived needs of the Board of Directors at that point in time. Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Nominating and Corporate Governance Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Nominating and Corporate Governance Committee. To be timely for the 2020 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2020 Annual Meeting” on page 76 of this Proxy Statement. To be in proper form, the notice must include each nominee's written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.
The Nominating and Corporate Governance Committee evaluates all director candidates in accordance with the director membership criteria described in the Corporate Governance Guidelines. The Nominating and Corporate Governance Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates. All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, diversity, and personal and professional integrity, ethics, and judgment - all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Because the needs of the Board of Directors change from time to time, the Nominating and Corporate Governance Committee evaluates the totality of the merits of each prospective nominee that it considers and has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.
It also is important to the Nominating and Corporate Governance Committee that the members of the Board of Directors work together in a cooperative fashion. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Nominating and Corporate Governance Committee also considers that individual's past contribution and future commitment to us. The Nominating and Corporate Governance Committee will also seek to ensure that the Board of Directors, and consequently the Audit Committee, have at least three independent members that satisfy the NYSE financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.
After completing potential director nominees' evaluations, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee. There is no difference in the manner by which the Nominating and Corporate Governance Committee evaluates prospective nominees for director based upon the source from which the individual was first identified.
Messrs. Johnson and Lawton were each recommended by the Nominating and Corporate Governance Committee for nomination for election at the Annual Meeting as directors to serve a three-year term until their respective successors are elected and qualified, or until their earlier resignation or removal. The Nominating and Corporate Governance Committee did not receive any Board of Director recommendations from any shareholder in connection with the Annual Meeting.

Finance and Pension Investment Committee
On April 9, 2019, the Board of Directors approved changes to the Company’s Bylaws and to the charters of the formerly named Finance Committee and the Pension Investment Committee. The purpose of the approved changes was, in part, to combine the Finance Committee and the Pension Investment Committee into one committee: the Finance and Pension Investment Committee. The Board approved such changes in consideration of certain overlapping interests between the two former committees, as well as efficiencies with respect to the functions of the two separate committees. The Finance and Pension Investment Committee operates under the written charter approved by the Board of Directors on April 9, 2019. The charter, as well as the Company’s amended Bylaws, is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.
The Finance and Pension Investment Committee has the responsibility of establishing our financial policies and controlling our financial resources. In addition, it retains and monitors the performance of an investment manager and, with the assistance of the investment manager, establishes investment objectives and policies, and monitors the performance of investments of the retirement plans and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf. The members of the Finance and Pension Investment Committee are Mr. Sledd (Chairman), Mrs. Cantor, and Messrs. G. Freeman, E. Moore, and Tullidge. Prior to the creation of the combined Finance and Pension Investment Committee, the Finance Committee met three times during fiscal year 2019 and the Pension Investment Committee met four times during such period.
Annual Meeting Attendance
We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so. All of the directors attended the 2018 Annual Meeting.
Board's Role in Environmental, Social and Governance (ESG) Matters
Corporate responsibility is an important priority for the Board and the Company. We have a long history of strong commitment to being an ethical and responsible company acting with integrity and respect for each other, our communities and the environment. The Board of Directors considered such commitment when it approved the charter for the Nominating and Corporate Governance Committee on April 9, 2019. In the charter, the Board of Directors tasked the Nominating and Corporate Governance Committee with the responsibility for overseeing our environmental and social responsibility and sustainability programs and practices, including considering potential long- and short-term trends and impacts that environmental and social responsibility and sustainability issues may have related to Universal’s business.
The Nominating and Corporate Governance Committee is also responsible for overseeing the Company’s public reporting on environmental and social responsibility and sustainability programs and practices. The Company’s current programs and practices are comprehensively discussed in our “Practices” section and "Impact" section of our Internet website, and in our publicly-released 2018 Sustainability Review. The 2018 Sustainability Review is available under the “Practices - Social Responsibility” section of our Internet website at: http://www.universalcorp.com/Practices/SocialResponsibility. In addition, in December 2019 the Company will publicly release our inaugural Sustainability Report, which will include additional environmental and social responsibility and sustainability program detail as well as relevant performance metrics. Our Sustainability Report will be made available on our Internet website.

COMPENSATION DISCUSSION AND ANALYSIS
Fiscal Year 2019 Compensation Discussion and Analysis
This Compensation Discussion and Analysis and the executive compensation tables that follow describe the compensation of the Company’s named executive officers:

•	George C. Freeman, III, Chairman, President and Chief Executive Officer;

•	Airton L. Hentschke, Senior Vice President and Chief Operating Officer;

•	Johan C. Kroner, Senior Vice President and Chief Financial Officer (Mr. Kroner was elected Senior Vice President and Chief Financial Officer effective September 1, 2018);

•	David C. Moore, former Senior Vice President and Chief Financial Officer (as of August 31, 2018, Mr. Moore was no longer serving as an executive officer of the Company);

•	Preston D. Wigner, Vice President, General Counsel and Secretary; and

•	Theodore G. Broome, Executive Vice President and Sales Director, Universal Leaf Tobacco Co., Inc.
We refer to these six executives as our named executive officers. Information about named executive officers’ salaries and any changes in fiscal year 2019 can be found under “Base Salaries” on page 37. Information about annual cash incentive targets and awards appears under “Annual Cash Incentives Awards” beginning on page 38. Information about long-term targets and awards appears under “Long-Term Equity Participation” beginning on page 40.
Fiscal Year 2019 Chief Financial Officer Change
In February 2018, we announced that David C. Moore would retire as Senior Vice President and Chief Financial Officer effective August 31, 2018 and that the Board of Directors had named Johan C. Kroner, who was serving as Senior Vice President, to succeed Mr. D. Moore as Chief Financial Officer as of September 1, 2018. Because of this change to the Company’s Chief Financial Officer position, this Compensation Discussion and Analysis and the executive compensation tables and disclosure that follow include compensation information for members of the executive leadership team who were serving as of March 31, 2019, including Mr. Kroner who became Chief Financial Officer effective September 1, 2018, and also for Mr. D. Moore, who served as Chief Financial Officer for part of the fiscal year.

Executive Summary
Guiding Philosophy
Universal Corporation is the leading global leaf tobacco supplier. The largest portion of the Company's business involves procuring and processing leaf tobacco for manufacturers of consumer tobacco products throughout the world. As such, our business is subject to risks, including changes in general economic, political, market, weather conditions, government regulation, and fluctuations in foreign exchange rates. Our executive compensation program, therefore, reflects a strong tie of pay to performance in order to link the interests of executive officers to the interests of shareholders and promote the creation of long-term shareholder value.
The goal of our executive compensation and benefits program is to attract, motivate, reward, and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable and competitive with those of comparable companies. This goal is furthered by the Compensation Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.
The following objectives serve as guiding principles for all compensation decisions:

•	compensation should be set based on the responsibilities, skills, experience and achievements of each executive officer, taking into account competitive market rates;

•
compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which we define in terms of economic performance and increases in shareholder value;

•
there should be an appropriate mix and weighting among base salary, cash incentives and equity awards, such that an adequate amount of each executive officer's total compensation is performance-based or “at risk.” Further, as an executive's responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation;

•	compensation should avoid any arrangements that pay for failure;

•
compensation programs should be designed to provide appropriate performance incentives without encouraging executives to take excessive risks in managing the business and which emphasize our commitment to our core values;

•
strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders and to ensure the proper focus on long-term business strategies; and

•	compensation goals and objectives should be transparent and easy to communicate, both internally and externally. Shareholders should be supplied with clear, comprehensive compensation disclosure.
Company Performance
Fiscal year 2019 was another strong year for Universal, as we increased tobacco volumes handled, continued to add additional business with our customers by expanding the services we provide, and continued to improve market share. Consolidated revenues increased by $193.2 million (9%) over the prior fiscal year, to $2.2 billion, on higher sales and processing volumes, which benefited from the recovery of African burley production, strong carryover shipments in the first half of the year, and robust demand for cigar wrapper tobacco. Net income for the fiscal year ended March 31, 2019, was $104.1 million, or $4.11 per diluted share, compared with $105.7 million, or $4.14 per diluted share, for the prior fiscal year. The results for the fiscal year ended March 31, 2019 included restructuring and impairment costs of $20.3 million, as well as a $7.8 million reduction in income tax expense from reversing a portion of a liability previously recorded for dividend withholding taxes on the cumulative retained earnings of a foreign subsidiary. The results for the fiscal year ended March 31, 2018 included a one-time reduction in income tax expense of $4.5 million from the enactment of major changes to U.S. corporate income tax law in December 2017. These non-recurring items reduced diluted earnings per share by $0.34 and increased diluted earnings per share by $0.18 for the fiscal years ended March 31, 2019 and 2018, respectively. Excluding the non-recurring items for both years, net income increased by $11.7 million and diluted earnings per share increased by $0.49 for fiscal year 2019 compared to fiscal year 2018. Operating income for the fiscal year ended March 31, 2019, which included the $20.3 million of non-recurring restructuring and impairment costs noted above, was $161.2 million, a decrease of $9.7 million compared to the prior fiscal year. Segment operating income, which excludes the restructuring and impairment costs, was $186.8 million for the fiscal year ended March 31, 2019, an increase of $6.8 million from the prior fiscal year.

The following charts show a five-year history of our diluted earnings per share and our operating income:

Diluted Earnings per Share
(in dollars)
$4.06
$3.92
$0.88
$4.14
$4.11
2015
2016
2017
2018
2019

Operating Income
(in millions of dollars)
$169.2
$182.0
$178.4
$170.8
$161.2
2015
2016
2017
2018
2019

•
During fiscal year 2019, we generated $164.5 million in net cash flows from our operations, returned $71.3 million to shareholders through dividends and common share repurchases, and continued to maintain our strong balance sheet.

•
Over the last three fiscal years, we have strengthened our balance sheet by generating almost $500 million in net cash flow from operations, returning over $380 million to shareholders through a combination of dividends and share repurchases while maintaining net debt at the end of the fiscal year below $200 million.

•
Net debt as a percentage of total capitalization was approximately 10% at March 31, 2019, down from 12% at March 31, 2018. Over the last five fiscal years, we have maintained our net debt as a percentage of total capitalization at a relatively low level for the Company.

The following charts show a five-year history of our net cash flow from operations, our funds returned to shareholders, and our net debt as a percentage of total capitalization.

Net Cash Flow from Operations
(in millions of dollars)
$226.5
$186.5
$250.3
$81.2
$164.5
2015
2016
2017
2018
2019

Funds Returned to Shareholders
(in millions of dollars)
$94.9
$62.1
$239.3
$76.3
$71.3
2015
2016
2017
2018
2019

Net Debt as a Percentage of Total Capitalization
(percentage)
13%
9%
11%
12%
10%
2015
2016
2017
2018
2019

•
In May 2018, we announced an enhanced capital allocation strategy that included a 36% increase in the dividend, raising our annual per share dividend to $3.00. In May 2019, we approved our 49th consecutive annual dividend increase, increasing our annual Common Stock per share dividend to $3.04.

•
Based on the closing price of $57.63 for our Common Stock, as quoted on the NYSE on March 29, 2019, the last trading day of fiscal year 2019, our Common Stock increased approximately 3.1% in value over the last five fiscal years compared to the market closing price of $55.89 at March 31, 2014.

The following charts show a five-year history of our dividends declared per share of Common Stock and the market price of our Common Stock:

Dividends Declared per Share
(in dollars)
$2.06
$2.10
$2.14
$2.18
$3.00
2015
2016
2017
2018
2019

Market Price of Common Stock
(in dollars)
$47.16
$56.81
$70.75
$48.50
$57.63
2015
2016
2017
2018
2019

•
We continued to advance our goal of providing compliant leaf produced in a sustainable and competitive manner for our customers, and we maintained our position as the leading global leaf tobacco supplier.

We believe our compensation philosophy is appropriate and aligned with the interests of our shareholders, as demonstrated by our Common Stock performance. The following performance graph compares the cumulative total shareholder return on our Common Stock for the last three fiscal years with the cumulative total return for the same period of the Standard & Poor's Smallcap 600 Index and the peer group index. The peer group represents Pyxus International, Inc. (formerly named Alliance One International, Inc.). The graph assumes that $100 was invested in Universal Corporation Common Stock at the end of the Company's 2016 fiscal year, and in each of the comparative indices, in each case with dividends reinvested.

Executive Compensation
The Compensation Committee, Board of Directors and management of Universal take pride in our performance-based compensation program and remain committed to maintaining the integrity of the program in good times and bad. Our executive compensation program primarily consists of moderate base salary and variable at-risk annual cash and equity incentive awards that are benchmarked to the 50th percentile of the peer group market. While the Compensation Committee utilizes market data and other statistical information on executive compensation, it is not over-reliant on such data. The Compensation Committee recognizes its responsibility to avoid the tendency to permit “benchmarking” to be a contributor to escalating executive compensation. Over the last five years, the base salary of our Chief Executive Officer has increased by an average of only 3% per year. For fiscal year 2020, increases in the total direct opportunity compensation of our Chief Executive Officer and our named executive officers were 3%.
The following charts show the relative components of total compensation for our Chief Executive Officer and our other named executive officers in terms of Base Salary, Short-Term Performance Pay, and Long-Term Performance Pay:

Chief Executive Officer (1)
Base Salary
Short-Term Performance Pay
Long-Term Performance Pay
21%
26%
53%

Other Named Executive Officers (1)
Base Salary
Short-Term Performance Pay
Long-Term Performance Pay
30%
27%
43%

(1)
Base Salary is the actual amount paid in fiscal year 2019. Short-Term Performance Pay is the actual amount earned in fiscal year 2019 based on performance. Long-Term Performance Pay is the value on the grant date of Restricted Stock Units and Performance Shares awards granted in fiscal year 2019. See Summary Compensation Table for the amounts of all elements of reportable compensation described in this section.

Our annual cash incentive payments under the Annual Incentive Plan (i.e., our Short-Term Performance Pay) are based on the Company's achievement against pre-established performance goals for adjusted diluted earnings per share and economic profit. In fiscal year 2019, our reported performance was better than expected and we exceeded our performance goals in the aggregate. That performance corresponded to a weighted payout of 120.10% of an executive's individual target cash bonus opportunity amount based on the pre-approved percent-of-target performance tables. The weighted payout is higher than last year's payout of 110.55% due to improved generation of economic profit and in spite of an increase in the performance target for adjusted earnings per share.
No one form of compensation will perfectly align the financial interests of senior management with those of the shareholders, but we believe our equity award program plays a significant role in striving to achieve the appropriate balance. Stock ownership, supported by our equity award program (i.e., our Long-Term Performance Pay), is the most effective way to ensure that management is properly motivated to create long-term shareholder value. To that end, we maintain robust stock ownership guidelines applicable to all named executive officers and other executive officers. As of the record date, July 19, 2019, all of our current named executive officers except Mr. Kroner, who became a named executive officer as of September 1, 2018, are in excess of their ownership targets and collectively hold beneficial ownership of almost 1.7% of our Common Stock. Our named executive officers, excluding Mr. D. Moore who retired August 31, 2018, in the aggregate, beneficially own approximately $25.4 million of Common Stock equating to approximately nine times their combined base salaries. As significant long-term shareholders, our executives are exposed to the same risks that our investors are.

We do not use, offer, or provide our executives with many of the types of perquisites that other companies offer their executives, such as:

• personal use of corporate aircraft;	• company cars or vehicle allowances;
• membership dues in social organizations;	• employment, severance or retention agreements; or
• excise tax gross-ups;	• other tax reimbursements.
• any other tax gross-ups;
We currently maintain only two Change of Control Agreements with our named executive officers, each of which contains a “double trigger” as well as non-competition and non-solicitation clauses, but do not contain any obligations to gross-up severance payments. We have a recoupment or “clawback” provision applicable to all performance-based compensation, and we have adopted a policy prohibiting hedging and derivatives trading in our Common Stock.
At the 2018 Annual Meeting of Shareholders, approximately 93.5% of the votes cast supported our executive compensation policies and procedures for our named executive officers. Given the high level of support from our shareholders, as demonstrated by the results of their vote, we did not make any significant changes in our policies or programs in response to their vote.
Compensation Committee Activities in Fiscal Year 2019
In fiscal year 2019, the Compensation Committee reviewed the existing mix, form and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it followed during fiscal year 2018. Some of the significant actions the Compensation Committee undertook in fiscal year 2019 included:

•	Enhanced the process of evaluating Board of Directors' skills and experience in order to assess needs in connection with the selection and nomination of members of the Board of Directors;

•	Conducted a review and assessment of committee structure and recommended changes to the Board of Directors;

•	Reviewed the Company's Succession Planning and Leadership Development Program to ensure continuity and development of Company leadership;

•	Evaluated the impact on the Company's compensation program of the enactment of the Tax Cuts and Jobs Act, including the changes in Section 162(m) of the Internal Revenue Code;

•
Reaffirmed the Compensation Committee's objective of setting total direct opportunity compensation for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•	Evaluated the mix of pay to ensure that the appropriate balance among base salary, annual cash incentives, and long-term performance-based award opportunities is maintained;

•	Evaluated alternative performance metrics and reaffirmed the use of adjusted earnings per share as a performance goal in the annual incentive and long-term performance award program;

•
Reviewed the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan and performance-based stock unit goals;

•	Reaffirmed that 5-year restricted stock units and 3-year performance-based stock units, which we refer to as Performance Shares, are appropriate forms of long-term incentive awards;

•
Reaffirmed the stock ownership guidelines for all of our directors, named executive officers, and other executive officers and directors of our operating subsidiary, and monitored compliance with the guidelines;

•	Conducted a review and assessment of potential risks arising from our compensation policies and programs;

•	Reaffirmed the “clawback” provision in our performance-based awards; and

•	Reaffirmed a commitment to provide very limited perquisites to executives.

Retaining Experts to Aid in Discharge of Duties
The Compensation Committee has sole authority to retain experts, consultants and other advisors to aid in the discharge of its duties. The Compensation Committee meets privately with its independent outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters. All work completed by the outside advisor, whether for the Compensation Committee or management, is subject to the approval of the Compensation Committee. The Compensation Committee does not delegate authority to its outside advisor. In fiscal year 2019, Willis Towers Watson was again engaged by the Company to provide consulting services for the Company's health and welfare benefit plans and International Savings Plan at an estimated annual cost of approximately $154,345. This total includes direct fee payments by the Company of approximately $101,000 and commissions of approximately $53,300 that were paid directly to Willis Towers Watson by the carrier. The Compensation Committee assessed the independence of Willis Towers Watson pursuant to Item 407(e)(3)(iv) of Regulation S-K and concluded that no conflict of interest exists that would prohibit Willis Towers Watson from independently representing the Compensation Committee.
Peer Group Analysis
On an annual basis, the Compensation Committee determines the total compensation target for each of our executive officers. The Compensation Committee then sets the mix of the different components of compensation desired to achieve the total compensation target. From time to time, the Compensation Committee requests that its outside advisor benchmark the component totals to confirm that such amounts are within reason of our peer group. The Compensation Committee targets the 50th percentile in measuring competitiveness.
During fiscal year 2017, the Compensation Committee requested that Willis Towers Watson review and, if necessary, update our then-current peer group list. Willis Towers Watson evaluated the peer group list to discover relevant comparator companies not currently within our peer group and potentially to identify companies currently included in our peer group that may no longer be considered comparable. Characteristics considered in this evaluation included industry relevance, similarity of business operations, markets, relevant size, and market capitalization, as well as business operations conducted in similar environments. Willis Towers Watson did identify changes to the peer group list that would better align that list with us in terms of the overall characteristics considered. Although the leaf tobacco industry is highly competitive, Universal and Pyxus International, Inc., formerly Alliance One International, Inc., are the only global, independent, publicly traded competitors. We, therefore, lack true “peers” within our own industry. The Compensation Committee reviewed the proposed list with Willis Towers Watson and reaffirmed the use of the new peer group list beginning with fiscal year 2018. The peer group list consists of the following companies:

Pyxus International, Inc.	Fresh Del Monte Produce Inc.	Seaboard Corporation

The Andersons, Inc.	Ingredion Incorporated	Seneca Foods Corporation

Cal-Maine Foods, Inc.	Lancaster Colony Corporation	SunOpta Inc.

Darling Ingredients, Inc.	McCormick & Company, Inc.	TreeHouse Foods, Inc.

Flowers Foods, Inc.	Sanderson Farms, Inc.
Stock Ownership Guidelines
The Compensation Committee believes that it is important to align the interests of members of senior management with those of our shareholders. While the Compensation Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock.
Our current stock ownership guidelines are expressed as a multiple of base salary, ranging from 2.5 to 6.0 times base salary. The Compensation Committee believes this methodology provides for greater individualization of ownership guidelines. The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock. The Compensation Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership. The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis.

Under our stock ownership guidelines, executives must comply within five years from the date of the executive's appointment to a qualifying position and certain executives are provided additional time when they receive promotions that result in higher ownership targets. The guidelines apply to our named executive officers in the following manner:

Ownership Guideline Target
George C. Freeman, III	6.0 times base salary
Airton L. Hentschke	5.0 times base salary
Johan C. Kroner	5.0 times base salary
David C. Moore[1]	-
Preston D. Wigner	4.0 times base salary
Theodore G. Broome	3.5 times base salary
(1) The guidelines no longer apply to Mr. D. Moore due to his retirement as of August 31, 2018.
Only shares beneficially owned (as defined by the SEC's rules and regulations) by our executive officers, excluding such executives' Performance Shares, but including the executive officers' restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines. The table below sets forth each of our named executive officers' stock holdings and value on the record date, July 19, 2019, and the ownership multiple as it pertains to the ownership guidelines.

	Shares held as of July 19, 2019	Value of Shares held as of July 19, 2019(1)	Ownership Guideline as a Multiple of Base Salary	Actual Ownership as a Multiple of Base Salary
	(#)	($)
George C. Freeman, III	263,238	15,936,429	6.0	16.9
Airton L. Hentschke	67,684	4,097,589	5.0	6.9
Johan C. Kroner[2]	8,854	536,021	5.0	1.2
David C. Moore[2]	—	—	—	—
Preston D. Wigner	45,754	2,769,947	4.0	6.6
Theodore G. Broome	34,127	2,066,049	3.5	5.2

(1)	Based on $60.54 per share, the closing price of a share of our Common Stock as quoted on the NYSE on the record date, July 19, 2019.

(2)	Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer as of September 1, 2018. Mr. D. Moore retired as of August 31, 2018 and the guidelines no longer apply.
All of our named executive officers exceed their ownership targets or are in compliance with our stock ownership guidelines at the present time. As of the record date, July 19, 2019, our named executive officers own approximately 1.7% of the outstanding Common Stock. We believe significant stock ownership is the most important factor in aligning the interests of management with those of our shareholders.
In addition, the Compensation Committee maintains stock ownership guidelines applicable to the non-employee directors. Information with respect to the non-employee directors' stock ownership guidelines is set forth in “Non-Employee Director Stock Ownership Guidelines” on page 66 of this Proxy Statement.
Limitations on Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the Company. The Tax Cuts and Jobs Act was enacted in the United States in December 2017 and included changes to Section 162(m) of the Code effective in 2018. Prior to 2018, “covered employees” included the Chief Executive Officer of the Company and the three other highest paid officers of the Company (other than the Chief Financial Officer). For 2018 and later years, “covered employees” will include the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) and any employee who qualified as a “covered person” for any tax year beginning after 2017. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that is based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation” from the Section 162(m) limitation. A transition rule however provides that the “qualified performance-based compensation” exemption will continue to apply to awards that are made on or before October 2, 2017, pursuant to a legally binding contract in effect at such time that is not materially modified thereafter. A number of requirements must be met under Section 162(m) of the Code in order for particular compensation to so qualify for the exception such that there can be no assurance that “qualified performance-based compensation" will be fully deductible under all circumstances. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code. Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy is generally to preserve corporate tax deductions, the Compensation Committee may conclude that certain compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility. We intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareholders. To the extent we determine it to be consistent with our best interests and the interests of our shareholders, we intend to preserve, to the extent practicable, the applicability of the transition rule to awards that were granted on or before October 2, 2017. However, there is no guarantee that such transition status can or will be applicable.
Clawback in the Event of Restatements or Ethical Misconduct
All of our cash incentive awards, as well as performance-based equity awards are subject to a recoupment or "clawback" provision. The purpose of the clawback provision is to authorize the potential recovery or adjustment of awards when the performance measures on which such awards were based are restated in a manner that would have decreased the amount of the award had the restated performance measure been used to calculate the original award, or when the award is otherwise deemed inappropriate by the Compensation Committee due to the occurrence of certain stated events. In the event of a material restatement of our financial statements, we may seek recoupment of incentive compensation and equity awards paid under our incentive plans for all relevant performance periods. The clawback provision applied to all cash incentive and equity awards made during fiscal year 2019.
Management has also implemented additional effective controls to minimize potential unintended or willful reporting errors. In addition, the Compensation Committee also has the discretion to reduce or eliminate an executive's incentive compensation and equity awards or seek a recoupment of the same, in the event of ethical misconduct. The Compensation Committee reviews cash incentive payments, performance-based equity awards, and other performance-based awards that are made to all current and former officers on the basis of having met or exceeded performance goals. Appropriate action will be taken after considering all factors and circumstances.
In addition to the clawback provision, our Benefit Restoration Plan includes a forfeiture provision whereby a participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan, if we terminate the participant's employment as a result of a participant's fraud, dishonesty, or embezzlement where the participant has been materially, unjustly enriched by such conduct.
2017 Stock Incentive Plan
The Universal Corporation 2017 Stock Incentive Plan was approved by the Compensation Committee and subsequently our shareholders at our 2017 Annual Meeting. This plan replaced our 2007 Stock Incentive Plan. The 2017 Stock Incentive Plan serves as the core program for the performance-based compensation components of our named executive officers' total compensation. The 2017 Stock Incentive Plan defines the incentive arrangements for eligible participants and:

•
authorizes the granting of annual cash incentive awards, stock options, SARs, Performance Shares, restricted stock, restricted stock units and other incentive awards, all of which may be made subject to the attainment of performance goals approved by the Compensation Committee;

•	provides for the enumeration of the business criteria on which an individual's performance goals are to be based;

•	establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a participant in the 2017 Stock Incentive Plan; and

•	prohibits repricing or the exchange of options or stock appreciation rights without the approval of shareholders.
The Compensation Committee shall continue to administer awards previously granted under the 2007 Stock Incentive Plan.

Components of Executive Compensation
The Compensation Committee targets a specific mix of compensation components, with the intent to make each component of total direct opportunity compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management. The Compensation Committee believes that the various elements of our compensation program effectively achieve the objective of aligning compensation with performance measures that are directly related to our financial goals and creation of shareholder value, without encouraging executives to take unnecessary and excessive risks.
The major components of our executive compensation program are the following:
Total Direct Opportunity Compensation

•	Base salary. Base salary is intended to reflect the market value of an executive officer's role and responsibility, with differentiation for individual capabilities and experience in their positions.

•
Annual cash incentive awards. Annual cash incentive awards in the form of market competitive, performance-based, cash bonuses are designed to focus our executives on pre-set goals each year and to drive profitability, growth, and shareholder value.

•
Long-term equity participation. Long-term equity participation is designed to recognize executives for their contributions to the Company, to highlight the strategic importance of each executive's role, to promote retention, and to align the interests of management and shareholders in long-term growth and stock performance by rewarding executives for the creation of shareholder value.

Total Indirect Compensation

•
Other benefits. We believe that providing competitive health and welfare benefits at a reasonable cost is an important part of any employee’s compensation package and promotes employee health. Our named executive officers participate in the same health and welfare benefits as our salaried employees. These health and welfare benefits for fiscal year 2019 included health, dental, vision, life insurance, accidental death and dismemberment insurance, and disability benefits. These benefits, including plan design and cost, are analyzed annually.

•	Retirement and other post-retirement compensation. Please see "Retirement and Post-Termination Compensation" on page 43 of this Proxy Statement.
In determining executive compensation, the Compensation Committee reviews all components of the Chief Executive Officer's and each other named executive officer's total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program. As a part of this review, the Compensation Committee considers corporate performance information, compensation survey data, the advice of its independent advisor, and the recommendations of management. The Compensation Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee's job position, market comparisons, individual performance and experience, and our ability to pay. The Chief Executive Officer's performance is reviewed annually by the Compensation Committee prior to considering changes in compensation. The Chief Executive Officer's performance is evaluated in light of company performance, as described in greater detail below, and non-financial goals and strategic objectives selected by the Compensation Committee. Based on its review, the Compensation Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

In addition, the Compensation Committee evaluates the amount of compensation apportioned to base salary, annual cash incentive awards, and long-term equity participation, which we refer to as total direct opportunity compensation. The Compensation Committee sets target levels for each component of total direct opportunity compensation based on its desire to link compensation to individual and corporate performance and to ensure that a sufficient amount of compensation is performance-based or “at risk." The Compensation Committee set the following target percentages for the components of our named executive officers' total direct opportunity compensation for fiscal year 2020:

	Base Salary	Target Cash Incentive Award	Target Long-Term Equity Award	Target Total
George C. Freeman, III	25.0%	25.0%	50.0%	100%
Airton L. Hentschke	30.0%	25.0%	45.0%	100%
Johan C. Kroner(1)	37.5%	25.0%	37.5%	100%
David C. Moore(1)	30.0%	25.0%	45.0%	100%
Preston D. Wigner	37.5%	25.0%	37.5%	100%
Theodore G. Broome	37.5%	27.5%	35.0%	100%

(1)
Mr. Kroner was appointed Senior Vice President and Chief Financial Officer effective September 1, 2018, and the table above reflects the components of Mr. Kroner’s total direct opportunity compensation in connection with his appointment. Mr. D. Moore retired as Chief Financial Officer on August 31, 2018.

1.	Base Salaries
The Compensation Committee approved the following base salaries for fiscal years 2018, 2019 and 2020 for our named executive officers, which became effective April 1, 2017, 2018 and 2019, respectively:

	Fiscal Year 2018	Fiscal Year 2019	Percentage Increase	Fiscal Year 2020	Percentage Increase
	($)	($)	(%)	($)	(%)
George C. Freeman, III	900,000	918,000	2.00	945,500	3.00
Airton L. Hentschke	568,900	580,300	2.00	597,700	3.00
Johan C. Kroner(1)	—	450,000	—	463,500	3.00
David C. Moore(1)	450,900	459,900	2.00	—	—
Preston D. Wigner	398,300	406,300	2.00	418,500	3.00
Theodore G. Broome	373,900	388,900	4.00	400,600	3.00
(1) Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer effective September 1, 2018 at a base salary of $450,000. Mr. D. Moore retired as of August 31, 2018.
For fiscal years 2018, 2019 and 2020, the Compensation Committee evaluated executive compensation based on a periodic assessment conducted by Willis Towers Watson of the competitiveness of the executives' salary with salaries of executives in our peer group. We do not benchmark every year. Fiscal years 2019 and 2020 base salaries were determined in accordance with the responsibilities, skills and experience of each executive, personal performance of the executive in light of individual levels of responsibility and the competitiveness of the executive's salary with the salaries of executives in our peer group. While the Compensation Committee considered each of these factors in their totality, the Compensation Committee did not assign a specific value to each factor. For purposes of assessing the competitiveness of salaries, the Compensation Committee reviewed compensation data for our peer group described above from its independent outside consultant to determine ranges of total compensation and the individual components of such compensation. While the Compensation Committee considered many factors including the advice of senior management, the Committee felt it was prudent to increase base salaries of named executive officers for fiscal year 2019 by 2.0% and 3.0% for fiscal year 2020. Mr. Broome received a slightly higher increase for fiscal year 2019 due to changing responsibilities. Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer effective September 1, 2018 upon the retirement of Mr. D. Moore. The Compensation Committee evaluated the appropriate compensation level for Mr. Kroner, who was new to the role, with the assistance of Willis Towers Watson, and in accordance with the values noted above and assessed his compensation in accordance with our executive peer group. Based upon these factors, the Compensation Committee approved a base salary of $450,000 for Mr. Kroner effective as of September 1, 2018. Mr. D. Moore retired as of August 31, 2018.

As part of the compensation setting process for fiscal years 2019 and 2020, the Compensation Committee met periodically with Mr. G. Freeman, our Chairman, President, and Chief Executive Officer and reviewed his performance and the Company's performance. The Compensation Committee also evaluated Mr. G. Freeman's compensation level, considering the average base salaries of the chief executive officers at the companies included in the peer group approved for use beginning with fiscal year 2018. The Compensation Committee believed the new base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group. The Compensation Committee also reviewed a variety of compensation surveys and published statistical reports. The Committee also considered affordability within the Company's business plans. After consultation with Willis Towers Watson, as well as management, Mr. G. Freeman's total direct opportunity compensation was increased for fiscal year 2019 by 2.0%, or $72,000. This total increase was apportioned $18,000 to base salary, $18,000 to the target annual cash incentive award and $36,000 to the target annual long-term incentive award. Mr. G. Freeman's total direct opportunity compensation was increased for fiscal year 2020 by 3% or $110,000. This total increase was apportioned $27,500 to base salary, $27,500 to the target annual cash incentive award, and $55,000 to the target annual long term incentive award.

2.	Annual Cash Incentives Awards
The Annual Incentive Plan provides that participants in the plan include persons who are executive officers of the Company or any Subsidiary (as defined in the Annual Incentive Plan) for purposes of the Exchange Act, selected from time to time by the Compensation Committee to participate in the Annual Incentive Plan. These executive officers, which include our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. We believe annual cash incentive awards drive our key employees to strive to maximize shareholder value and provide a means for recognizing individual contribution to our overall results. The cash incentive awards earned for fiscal year 2019 by our named executive officers were approved by the Compensation Committee on May 23, 2019, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the “Summary Compensation Table” on page 45 of this Proxy Statement.
Annual cash incentive payments under the Annual Incentive Plan are paid based on the Company's achievements against pre-established performance metrics as set by the Compensation Committee. The annual cash incentive awards to our named executive officers in fiscal year 2019 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share. We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow. The Compensation Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance. For purposes of the Annual Incentive Plan, we define "economic profit" as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to our weighted average cost of capital times average funds employed, and we define “adjusted earnings per share” as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses, restructuring and impairment, and annual cash incentive award accruals under the Annual Incentive Plan. Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.
During fiscal year 2019, the Compensation Committee considered alternative performance metrics and reaffirmed the use of adjusted earnings per share as a performance goal in both the annual incentive and long-term performance award program because adjusted earnings per share is an important driver of shareholder value. The Compensation Committee recognizes that the short and long-term incentive arrangements are based on similar metrics, but it considers profitability as our key driver of financial health and performance. The Company does not provide forward earnings guidance and is not required to do so. As such, we do not disclose performance targets applicable to our annual incentive plan or our performance shares until after they are earned. We also believe that such disclosure would result in competitive harm to the Company. Our business is not capital intensive and we believe that adequate free cash flow is generated at acceptable levels of profitability.
The executive officers who participate in the Annual Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold, target and maximum levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2019 awards:

	Threshold Level	Target Level	Maximum Level	2019 Results
Economic Profit	$(61.00) million	$1.50 million	$64.00 million	$4.8 million

Adjusted Earnings Per Share	$2.63 per share	$4.20 per share	$5.77 per share	$4.87 per share

Based on the definition of adjusted earnings per share provided above, a reconciliation of the adjusted earnings per share of $4.87 achieved for fiscal year 2019 to our reported diluted earnings per share of $4.11 is as follows:

Adjusted Earnings Per Share	$4.87

Per share effect of annual cash incentive award accrual excluded from adjusted earnings per share	(0.12)
Per share effect of restructuring and impairment	(0.64)

Reported Diluted Earnings Per Share	$4.11
With a rebound from low African burley crop sales in fiscal year 2018 and the additional benefit of higher carryover sales, we performed well in fiscal year 2019. Our underlying business and customer relationships remain strong. Based on these factors, the Compensation Committee recognized that our performance would likely improve, and therefore adjusted the performance targets on May 25, 2018 to better reflect current and anticipated business conditions and to ensure adequate, yet reasonable, performance stretch in the fiscal year Annual Incentive Plan goals. The performance targets for adjusted earnings per share were adjusted to $4.20, $3.75 and $3.50 in fiscal years 2019, 2018 and 2017, respectively. The performance target for economic profit remained unchanged at $1.5 million throughout the period. The Compensation Committee believed that these goals better reflected the cyclical market supply imbalance and reinforced management's commitment to taking the appropriate long-term approach to our business.
Each executive officer participating in the Annual Incentive Plan is eligible to receive an annual cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage. The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer and is based on the executive officer's experience in his or her present position and job responsibilities. Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation Committee for its review and approval each year. For our Chief Executive Officer, the Compensation Committee determines the target bonus opportunity percentage. The Compensation Committee also reviews its outside advisor's compensation data for our peer group when evaluating the recommended target bonus opportunity percentages.
Each year, the Compensation Committee approves percent-of-target performance tables for each performance measure. As Company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate. Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation Committee compares the calculated performance to the preapproved tables to determine the percentage to apply to the executives' target bonus opportunity amounts. The Compensation Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive. Annual cash incentive awards are capped at two times the target bonus opportunity percentage for each criterion, regardless of how much the Company's performance exceeded the target level for either criteria. In addition, the Compensation Committee reserves the right to exercise negative discretion in adjusting any incentive awards, but the Compensation Committee has no discretion to increase the awards. The Compensation Committee does not award any discretionary, non-performance based annual cash incentive awards if the performance goals are not achieved.
Using Mr. G. Freeman as an example, we generated economic profit and positive adjusted earnings per share during fiscal year 2019, with adjusted earnings per share and economic profit exceeding the threshold levels. Adjusted earnings per share and economic profit exceeded the target. The economic profit and adjusted earnings per share performance measures for the year corresponded to 120.10% achievement of the target levels on the Compensation Committee's pre-approved tables. Therefore, Mr. G. Freeman's cash incentive award for fiscal year 2019 was 120.10% of his target bonus opportunity amount or $1,102,500.

The following table lists the target bonus opportunity percentages, the target bonus opportunity amounts, the maximum bonus opportunity amounts, and the actual cash incentive awards for fiscal year 2019 for our named executive officers:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount	Maximum Bonus Opportunity Amount	Actual 2019 Bonus Paid
	(%)	($)	($)	($)
George C. Freeman, III	100%	918,000	1,836,000	1,102,500
Airton L. Hentschke	83%	483,600	967,200	580,800
David C. Moore(1)	83%	383,300	766,600	191,800
Preston D. Wigner	67%	270,800	541,600	325,200
Theodore G. Broome	73%	285,200	570,400	342,500

(1)
Mr. D. Moore served for five months as Chief Financial Officer before he retired as of August 31, 2018. In accordance with the terms of the Annual Incentive Plan, Mr. D. Moore received a prorated incentive award of $191,800, which is equal to 5/12 of the actual incentive award Mr. D. Moore would have received if he remained as Chief Financial Officer for fiscal 2019.

Mr. Kroner's compensation and target bonus opportunity were determined by the Compensation Committee upon his promotion to Senior Vice President and Chief Financial Officer effective September 1, 2018. At that time, the Compensation Committee approved a target bonus opportunity percentage of 67% of his new base salary of $450,000 for the remaining period of fiscal year 2019, which represented an increase from Mr. Kroner's previous base salary and target bonus opportunity. For fiscal year 2019, Mr. Kroner’s target annual incentive amount consisted of (i) an amount from April 1, 2018 through August 31, 2018 prior to being appointed Chief Financial Officer and (ii) 67% of his new base salary of $450,000 from September 1, 2018 until March 31, 2019. Mr. Kroner’s maximum bonus opportunity for fiscal year 2019 was $439,000 and for fiscal year 2019, Mr. Kroner received an actual bonus amount of $263,700.
On May 23, 2019, the Compensation Committee established the performance measures applicable for the annual cash incentive awards to be awarded for fiscal year 2020. The Compensation Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2020 cash incentive awards.

3.	Long-Term Equity Participation
The Compensation Committee administers the Universal Corporation 2017 Stock Incentive Plan and the 2007 Stock Incentive Plan, as amended and restated, pursuant to which the Compensation Committee grants to key executive officers restricted stock units and Performance Shares based upon a determination of competitive aggregate compensation levels. The primary objectives of issuing long-term equity awards are to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock. Long-term equity awards are aligned with the interests of our shareholders as the awards deliver value based on shareholder return and promote retention of management. The Compensation Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders. Our compensation structure is designed to deliver a significant portion of total direct opportunity compensation in the form of long-term equity awards with 35% to 50% for named executive officers.
With the exception of new hires or promotions, long-term incentives are awarded annually on a day between one and twelve business days following the public release of our annual earnings. The Compensation Committee selected this timing, because it enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period, while also guaranteeing that annual awards will be made after we publicly disclose our performance for the year. The awards also are made as early as practicable in our fiscal year in order to maximize the time period for the incentives associated with the awards. The Compensation Committee's schedule is determined between six and twelve months in advance, though changes may occur, and the proximity of any awards to market events other than earnings announcements is coincidental.
We currently use restricted stock units and Performance Shares as the preferred forms of long-term equity participation. Restricted stock units are used as a cost-effective addition to the compensation mix because such awards do not require the issuance of Common Stock until vesting. Our use of Performance Shares as a long-term equity award places greater emphasis on our long-term financial performance and subjects a higher percentage of the long-term incentive awards to risk based on such performance. The addition of Performance Shares is intended to focus greater attention and rewards on the key underlying drivers of shareholder value. Performance Shares are granted annually, with overlapping multi-year performance cycles. Performance Shares vest on the last day of the performance period selected by the Compensation Committee and are earned and paid out based on the Company's achievement of certain performance measures selected by the Compensation Committee. Performance Shares do not carry any dividend rights. Similar to annual cash incentive awards under the Annual Incentive Plan, as the actual performance exceeds the performance measure threshold selected by the Compensation Committee, the amount of Performance Share payout increases, with 100% payout occurring if performance reaches a target level set by the Compensation Committee. Payout can exceed 100% if the performance exceeds the target level, but it is capped at a maximum of 150%. Conversely, the payout is reduced if actual performance falls short of the selected performance measure target. At the time of vesting, the vested Performance Shares are payable in shares of Common Stock.
For awards granted in fiscal years 2018-2020, the Compensation Committee selected average adjusted earnings per share as the appropriate criterion for use with Performance Shares and set the performance period at three fiscal years, which began April 1 of each fiscal year. Adjusted earnings per share is calculated in the same manner as it is with Annual Incentive Plan awards. The threshold levels for adjusted earnings per share performance were set based on levels of performance that were believed to be achievable. The target levels for adjusted earnings per share performance were set based on levels of performance that were believed to be aggressive, but obtainable. Given the cyclical nature of our core business and its maturity, it is difficult to set multiple year performance targets. The maximum levels for adjusted earnings per share performance were set based on levels of performance that were believed to be realizable only with exceptional performance. As previously mentioned, we do not disclose performance targets at the time of awards as we believe that to do so would prove detrimental to our business.
For fiscal year 2019 long-term equity awards, the Compensation Committee determined that one-half should consist of three-year Performance Shares and the remaining one-half should consist of five-year restricted stock units. The Compensation Committee used an equal mix of Performance Shares and restricted stock units because it believes that such mix represents the appropriate balance for our Company in rewarding stock appreciation and relative shareholder return, while also placing sufficient emphasis on our overall financial performance. In May 2018, the Compensation Committee awarded Mr. D. Moore a pro-rata amount of restricted stock units due to his impending retirement on August 31, 2018. In September 2018, the Compensation Committee awarded Mr. Kroner a pro-rata amount of restricted stock units and Performance Shares upon his promotion to Senior Vice President and Chief Financial Officer. In order to allocate compensation among the two forms of equity participation, the Compensation Committee values restricted stock unit awards and Performance Shares at the fair market value on the date of grant of the equivalent number of shares of Common Stock. All restricted stock units are awarded with five-year cliff vesting and earn dividend equivalent units during the same period. These dividend equivalent units only vest when the underlying award of restricted stock units vest. In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in accordance with Section 409(a) of the Internal Revenue Code.
On May 22, 2015, we awarded Performance Shares for the three-year performance period from April 1, 2015 through March 31, 2018. Those awards vested on March 31, 2018 and the payout was approved by the Compensation Committee on May 25, 2018. The performance measure was the three-year average adjusted earnings per share with earnings per share calculated in the same manner as it is with the Annual Incentive Plan awards. We generated average adjusted earnings per share for the performance period covering fiscal years 2016 through 2018 that exceeded the threshold, but fell below the target levels and maximum levels. The following table sets forth the threshold, target and maximum levels for the adjusted earnings per share metrics applicable for the fiscal year 2016 award:

	Threshold Level	Target Level	Maximum Level	Average 2016-2018 Result
Average Adjusted Earnings per Share	$2.83	$4.40	$5.26	$4.10
A reconciliation of average adjusted earnings per share of $4.10 for the performance period covering fiscal years 2016 through 2018 is as follows:

Fiscal Year 2016	$4.05
Fiscal Year 2017	4.05
Fiscal Year 2018	4.20
3-year Average Adjusted Earnings Per Share	$4.10
The average adjusted earnings per share performance measure for the performance period exceeded the threshold level, but fell below the target level on the Compensation Committee's pre-approved percent-of-target performance table. The payouts of the fiscal year 2016 Performance Share awards were, therefore, made at 85.00% of the target award levels.

The following table lists the target Performance Share opportunities, the maximum Performance Share opportunities and the actual number of shares of Common Stock paid out:

	Actual Payout as a % of Target	Target Award at Grant (Shares)	Maximum Award at Grant (Shares)	Actual Award (Shares)	Target Award Value at Grant(1)	Actual Award Value(2)
George C. Freeman, III	85.0%	17,900	26,850	15,215	$806,574	$1,004,190
Airton L. Hentschke	85.0%	8,850	13,275	7,523	$398,781	$496,518
Johan C. Kroner(3)	—%	—	—	—	$—	$—
David C. Moore	85.0%	7,000	10,500	5,950	$315,420	$392,700
Preston D. Wigner	85.0%	4,700	7,050	3,995	$211,782	$263,670
Theodore G. Broome	85.0%	3,600	5,400	3,060	$162,216	$201,960

(1)
This column represents grant date fair value determined in accordance with FASB ASC Topic 718. Amounts for Performance Shares are determined assuming a price per share of $45.06 which represents a discount to the closing price of $51.43 as of the date of grant due to the lack of dividend rights.

(2)	This column represents market value based on the May 25, 2018 stock price of $66.00

(3)	Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer effective September 1, 2018. He had no Performance Shares vesting in fiscal year 2019.
In fiscal 2019, the Compensation Committee granted Performance Shares and restricted stock units to key executives pursuant to the 2017 Stock Incentive Plan. The Compensation Committee granted a total of 54,800 Performance Shares and 60,700 restricted stock units to 16 executives. The number of Performance Shares and restricted stock units granted to our named executive officers in fiscal 2019, were as follows:

	Performance Shares	Restricted Stock Units
George C. Freeman, III	18,800	18,800
Airton L. Hentschke	8,900	8,900
Johan C. Kroner	2,800	2,800
David C. Moore	—	5,900
Preston D. Wigner	4,150	4,150
Theodore G. Broome	3,700	3,700
Mr. D. Moore was awarded only restricted stock units due to his upcoming retirement on August 31, 2018. In September 2018, Mr. Kroner was awarded a pro-rata amount of restricted stock units and Performance Shares in connection with his promotion to Senior Vice President and Chief Financial Officer. Additional details regarding the fiscal year 2019 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page 47 of this Proxy Statement.

4.	Other Benefits
The Compensation Committee believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health, dental, vision and life insurance, disability benefits, and our 401(k) savings plan. Our 401(k) savings plan includes a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed each amount in Footnote 5 to that table on pages 45 and 46 of this Proxy Statement.
In addition, we provide certain other benefits to our executives, including our named executive officers. The Compensation Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives, such as the personal use of a corporate aircraft, car allowances, social memberships or club dues, or preventative health evaluations. We also do not utilize tax gross-ups. The Compensation Committee re-evaluates and has approved the very limited types of perquisites that we offer on a regular basis. The additional benefits we provide or have provided to some of our executives during fiscal year 2019 consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed in Footnote 5 to that table on pages 45 and 46 of this Proxy Statement: financial planning and tax preparation services and matching gifts from the Company's charitable foundation.

5.	Retirement and Post-Termination Compensation
Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan. Certain of our named executive officers also have Change of Control Agreements addressing a change of control in our company. Additional details and all amounts earned by our named executive officers or contributed by us to our named executive officers through those benefits are disclosed in this Proxy Statement where noted below.
A. Defined Benefit Retirement Plan
Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees' Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan.
Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page 52 of this Proxy Statement.
B. Benefit Restoration Plan
To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. Further information about the Benefit Restoration Plan is set forth in the "Pension Benefits" table and related footnotes beginning on page 52 of this Proxy Statement.
C. Deferred Income Plans
We offer all employees, including our named executive officers, the opportunity to participate in the Employees' 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan. Further information about the 401(k) Plan is set forth under "Non-Qualified Deferred Compensation" beginning on page 54 of this Proxy Statement.
D. Change of Control Agreements
We do not offer severance agreements to our named executive officers, nor have we offered them agreements for employment or retention with our company. However, to ensure that we will have the continued dedicated service of certain named executive officers notwithstanding the possibility, threat, or occurrence of a change of control, we have two change of control agreements that have been in existence since 2009, and which we refer to as Change of Control Agreements. The Compensation Committee believes that existing Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control. The terms and conditions in the Change of Control Agreements are described under "Summary of Termination Payments and Benefits" beginning on page 56 of this Proxy Statment.
Advisory Votes on Executive Compensation
At the 2017 Annual Meeting of Shareholders, a large majority of our shareholders approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis. As previously disclosed, the Board of Directors and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See "Proposal Two" on page 68 of this Proxy Statement.
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on us and the Board and will not be construed as overruling a decision by us or the Board of Directors. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future decisions on named executive officer compensation as it deems appropriate.
At the 2018 Annual Meeting of Shareholders, approximately 93.5% of the shares cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. The Board of Directors believes that the voting results indicate our shareholders' approval of our named executive officer compensation objectives, program and rationale. The Board of Directors implemented the same objectives, program and rationale for the compensation of our named executive officers in fiscal year 2019, as disclosed in the “Compensation Discussion and Analysis”, the compensation tables and the accompanying narrative on pages 27 through 62 in this Proxy Statement.
REPORT OF THE COMPENSATION COMMITTEE
We have reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

COMPENSATION COMMITTEE

Thomas H. Johnson, Chairman
Diana F. Cantor
Lennart R. Freeman
Michael T. Lawton
Richmond, Virginia
May 23, 2019
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the Compensation Committee during fiscal year 2019 or as of the date of this Proxy Statement is or has been a Universal officer or employee, and none of our executive officers served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION
The individuals named below include the Chairman, President, and Chief Executive Officer, the Chief Financial Officer and the other named executive officers as of March 31, 2019. Information relating to total compensation is provided, where applicable, for the fiscal years ended March 31, 2017, 2018 and 2019.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
George C. Freeman, III	2019	918,000	2,315,596	—	1,102,500	984,516	25,775	5,346,387
Chairman, President, and Chief Executive Officer	2018	900,000	1,629,056	—	995,000	167,046	20,097	3,711,199
	2017	850,100	1,619,161	—	1,114,100	381,524	28,774	3,993,659

Airton L. Hentschke	2019	580,300	1,096,213	—	580,800	220,831	17,197	2,495,341
Senior Vice President and Chief Operating Officer	2018	568,900	769,984	—	524,100	119,876	13,406	1,996,266
	2017	560,500	801,721	—	612,100	142,445	15,758	2,132,524

Johan C. Kroner(1)	2019	377,100	341,616	—	263,700	86,456	19,721	1,088,593
Senior Vice President and Chief Financial Officer

David C. Moore(1)	2019	191,625	389,400	—	191,800	—	15,547	788,372
Former Senior Vice President and Chief Financial Officer	2018	450,900	642,240	—	415,300	294,263	15,219	1,817,922
	2017	444,200	634,041	—	485,100	380,586	14,990	1,958,917

Preston D. Wigner	2019	406,300	511,156	—	325,200	222,217	15,510	1,480,383
Vice President, General Counsel, and Secretary	2018	398,300	362,720	—	293,500	50,470	13,708	1,118,698
	2017	340,100	424,441	—	342,800	94,100	14,958	1,216,399

Theodore G. Broome	2019	388,900	455,729	—	342,500	297,571	15,495	1,500,195
Executive Vice President and Sales Director	2018	373,900	318,175	—	303,100	232,519	13,876	1,241,570
Universal Leaf Tobacco Co., Inc.	2017	343,800	324,880	—	386,200	214,437	13,293	1,282,610

(1)
Salary amounts include cash compensation earned by each named executive officer during fiscal years 2017, 2018 and 2019, where applicable, as well as any amounts earned in such fiscal years, but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2019, including earnings on amounts deferred, see “Non-qualified Deferred Compensation” beginning on page 54 of this Proxy Statement. Mr. Kroner was promoted effective September 1, 2018. Mr. D. Moore retired on August 31, 2018.

(2)
The amount represents the aggregate grant date fair value of stock or options awarded in the applicable fiscal year in accordance with FASB ASC Topic 718. This amount does not reflect our accounting expense for these award(s) during the year and does not correspond to the actual cash value that will be recognized by the named executive officer when received. Performance Share awards do not have dividend rights and therefore reflect a lower grant date fair value than the closing price of our Common Stock on the date of grant. For fiscal years 2017, 2018 and 2019 Performance Share awards, the grant date per share was $49.17, $60.37 and $57.17, respectively. Amounts for fiscal years 2017, 2018 and 2019 include Performance Share awards calculated at target levels. If these Performance Share awards paid at maximum (150% of target), the aggregate grant date fair value of all stock awards for each of the named executive officers would have been at the time of the grant: for fiscal year 2017, Mr. G. Freeman: $1,998,999; Mr. Hentschke: $989,796; Mr. D. Moore: $782,780; Mr. Wigner: $524,010;

and Mr. Broome: $401,094; for fiscal year 2018, Mr. G. Freeman: $2,015,424; Mr. Hentschke: $952,603; Mr. D. Moore: $642,240; Mr. Wigner: $448,747; and Mr. Broome: $393,637; and for fiscal year 2019, Mr. G. Freeman: $2,852,994; Mr. Hentschke: $1,350,620; Mr. Kroner: $420,849; Mr. D. Moore: $389,400; Mr. Wigner: $629,783; and Mr. Broome: $561,494. Assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2017, in Notes 1 and 12 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2018, in Notes 1 and 13 to the consolidated financial statements, included in our Annual Report on Form 10-K for the year ended March 31, 2019, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award. For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant. Information on individual equity awards granted to the named executive officers in fiscal year 2019 is set forth in the section entitled “Grants of Plan-Based Awards” on page 47 of this Proxy Statement.

(3)
The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal years 2017, 2018 and 2019, where applicable, which is discussed in the section entitled “Annual Cash Incentives Awards” beginning on page 38 of this Proxy Statement. While such amounts were earned for fiscal years 2017, 2018 and 2019 performance, they were not paid to the named executive officers until June 12, 2017, June 12, 2018, and June 14, 2019, respectively.

(4)
The amounts represent the actuarial increases in the present values of the named executive officers' benefits under our pension plans during fiscal years 2017, 2018 and 2019, as applicable, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. For all named executive officers except Mr. D. Moore, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal years 2017, 2018 and 2019. For Mr. D. Moore we do not show a change in pension value for fiscal year 2019 because he retired on August 31, 2018. For additional information on our pension plans, see the section entitled “Retirement and Post-Termination Compensation” on page 43 of this Proxy Statement and the tables entitled “Pension Benefits” on page 52 of this Proxy Statement and “Non-qualified Deferred Compensation” on page 54 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes for fiscal years 2017, 2018 and 2019, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2019, and incorporated by reference into this Proxy Statement.

(5)
The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2019. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	G.C. Freeman, III	A.L. Hentschke	J.C. Kroner	D.C. Moore	P.D. Wigner	T.G. Broome
	($)	($)	($)	($)	($)	($)
Professional Fees (a)	3,550	—	—	5,554	—	—
401(k) Match (b)	17,225	16,234	17,621	9,993	15,510	15,495
Matching Gifts (c)	5,000	—	2,100	—	—	—
Home Leave - Expatriates (d)	—	963	—	—	—	—
TOTALS	25,775	17,197	19,721	15,547	15,510	15,495

(a)
Financial Planning and Tax Preparation Services. Only Mr. G. Freeman, Mr. Kroner and Mr. D. Moore are eligible to be reimbursed for financial planning and tax preparation services they incur during the fiscal year, subject to an annual cap of $15,000. All reimbursed amounts paid to these named executive officers during fiscal year 2019 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.

(b)
401(k) Company Match. Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. Company contributions made to the named executive officers during fiscal year 2019 are set forth in the table above. Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page 43 of this Proxy Statement.

(c)
Matching Gifts. Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees' contributions to charities. The maximum amount applicable to all participants that can be matched in any fiscal year of our foundation is $5,000 per participant. The named executive officers participated in the matching gifts program in amounts set forth above.

(d)
Home Leave - Expatriates. Mr. Hentschke is a Brazilian expatriate working in our Richmond, Virginia headquarters and is entitled to one round-trip, economy class airline ticket per year for himself and his dependents.

GRANTS OF PLAN-BASED AWARDS
The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2019.

Name and Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Market Price of Option Awards on Grant Date	Grant Date Fair Value of Stock and Option Awards(4)
	Threshold	Target	Max.	Threshold	Target	Max.
	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
(a & b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)

George C. Freeman, III
	0	918,000	1,836,000
5/25/2018				0	18,800	28,200				66.00	1,074,796
5/25/2018							18,800			66.00	1,240,800

Airton L. Hentschke
	0	483,600	967,200
5/25/2018				0	8,900	13,350				66.00	508,813
5/25/2018							8,900			66.00	587,400

Johan C. Kroner
	0	219,500	439,000
5/25/2018				0	1,800	2,700				66.00	102,906
5/25/2018							1,800			66.00	118,800
9/17/2018				0	1,000	1,500				64.35	55,560
9/17/2018							1,000			64.35	64,350

David C. Moore
	0	159,700	319,400
5/25/2018				0	0	0				`	—
5/25/2018							5,900			66.00	389,400

Preston D. Wigner
	0	270,800	541,600
5/25/2018				0	4,150	6,225				66.00	237,256
5/25/2018							4,150			66.00	273,900

Theodore G. Broome
	0	285,200	570,400
5/25/2018				0	3,700	5,550				66.00	211,529
5/25/2018							3,700			66.00	244,200

(1)
Amounts represent potential annual cash incentive awards for fiscal year 2019. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2019 is reported in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on page 45 of this Proxy Statement. For additional information with respect to the annual cash incentive awards under the Incentive Plan, see the section entitled “Annual Cash Incentives Awards” beginning on page 38 of this Proxy Statement. Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer effective September 1, 2018. His estimated future target is based upon his compensation from April 1, 2018 to August 31, 2018, and his compensation from September 1, 2018 to March 31, 2019. Mr. D. Moore retired on August 31, 2018 and his target and maximum award value are prorated accordingly.

(2)
Amounts represent potential vesting of Performance Shares granted during fiscal year 2019. Performance Shares vest in the event the three-year performance measures corresponding to the Performance Shares are met or exceeded. For additional information with respect to Performance Shares granted pursuant to our Stock Incentive Plan, see the section entitled “Long-Term Equity Participation” beginning on page 40 of this Proxy Statement and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 49 of this Proxy Statement.

(3)
Amounts represent the award of restricted stock units. Each restricted stock unit will convert one-for-one into shares of Common Stock upon vesting. Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page 40 of this Proxy Statement, and in Column (i) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 49 of this Proxy Statement.

(4)
Represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718. The full grant date fair value of the Performance Shares is calculated at the target performance level and will vest, if at all, at the end of a three-year measurement period, if certain performance targets are met. Amounts for Performance Share awards are determined assuming a price per share of $57.17 as of May 25, 2018 and $55.56 as of September 17, 2018, which represents a discount to the closing price of Common Stock as of the date of grant due to the lack of dividend rights. Each Performance Share will convert one-for-one into a share of Common Stock upon vesting if the performance target is met. Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock. The assumptions used in determining the grant date fair values of these awards are set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2019, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table presents information concerning the number and value of outstanding restricted stock units and Performance Shares held by the named executive officers as of March 31, 2019.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	PSA's Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	RSU's + Dividend Rights Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
George C. Freeman, III
June 3, 2014							18,204	1,049,097
May 22, 2015							20,785	1,197,840
June 2, 2016							17,253	994,290
June 1, 2017							13,823	796,619
May 25, 2018							19,474	1,122,287
June 2, 2016					15,450	890,384
June 1, 2017					12,800	737,664
May 25, 2018					18,800	1,083,444

Airton L. Hentschke
June 3, 2014							5,098	293,798
May 22, 2015							10,278	592,321
June 2, 2016							8,542	492,275
June 1, 2017							6,533	376,497
May 25, 2018							9,219	531,291
June 2, 2016					7,650	440,869
June 1, 2017					6,050	348,662
May 25, 2018					8,900	512,907

Johan C. Kroner
June 3, 2014							482	27,778
June 2, 2016							586	33,771
June 1, 2017							434	25,011
May 25, 2018							1,024	59,013
September 17, 2018							1,864	107,422
June 2, 2016					525	30,256
June 1, 2017					400	23,052
May 25, 2018					1,800	103,734
September 17, 2018					1,000	57,630

David C. Moore
June 2, 2016					6,050	348,662

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Preston D. Wigner
June 3, 2014							4,732	272,705
May 22, 2015							5,458	314,545
June 2, 2016							4,523	260,660
June 1, 2017							3,078	177,385
May 25, 2018							4,298	247,694
June 2, 2016					4,050	233,402
June 1, 2017					2,850	164,246
May 25, 2018					4,150	239,165

Theodore G. Broome
June 3, 2014							3,701	213,289
May 22, 2015							4,182	241,009
June 2, 2016							3,461	199,457
June 1, 2017							2,699	155,543
May 25, 2018							3,832	220,838
June 2, 2016					3,100	178,653
June 1, 2017					2,500	144,075
May 25, 2018					3,700	213,231

(1)
Amounts in Column (g) represent Performance Shares. Performance Shares vest at the end of their corresponding three-year performance period if certain performance targets are met or exceeded. Amounts in Column (g) assume 100% vesting of the award, which represents the target amount payable. Each Performance Share converts one-for-one into a share of Common Stock upon vesting if the performance target is met. See “Compensation Discussion and Analysis” beginning on page 27 of this Proxy Statement. Amounts in Column (i) represent unvested restricted stock units and accumulated dividend equivalent rights. Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted. At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock. Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting. These dividend equivalent units only vest when the underlying restricted stock units vest. Mr. D. Moore retired August 31, 2018 and his restricted stock units vested at that time.

(2)	Based on the closing price of $57.63 for our Common Stock, as quoted on the NYSE on March 29, 2019, the last trading day of fiscal year 2019.

OPTION EXERCISES AND STOCK VESTED
The following table presents information concerning the vesting of stock awards for the named executive officers during the fiscal year ended March 31, 2019. There were no other exercises of options, SARs, or similar instruments for the named executive officers during the fiscal year ended March 31, 2019.

	Stock Awards		Option Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting	Number of Shares Acquired on Exercise	Value Realized on Exercise
	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
George C. Freeman, III(1)	32,899	2,115,629	—	—
Airton L. Hentschke(1)	11,049	718,127	—	—
Johan. C. Kroner(1)	—	—	—	—
David C. Moore(1)(2)	51,395	3,136,825	—	—
Preston D. Wigner(1)	8,615	554,037	—	—
Theodore G. Broome(1)	6,646	427,340	—	—

(1)
Amounts represent the number of shares of Common Stock underlying stock awards vesting in May 2018. The amounts in Column (b) represent the vesting of restricted stock awards that were granted in fiscal year 2014 and the vesting of Performance Shares that were granted in fiscal year 2016. Mr. D. Moore received 12,875 shares that vested in May 2018 at a value of $827,936. Mr. Kroner was promoted to Senior Vice President and Chief Financial Officer effective September 1, 2018. He had no stock awards that vested in fiscal year 2019.

(2)
Mr. D. Moore retired on August 31, 2018 at which time his remaining restricted stock units vested. Due to Section 409A of the Internal Revenue Code, however, payout of these shares was delayed until March 1, 2019. At that time Mr. D. Moore received 38,520 shares, valued at $2,308,889 based upon the March 1, 2019 closing price of stock on the NYSE of $59.94.

PENSION BENEFITS
The following table shows the actuarial present value of accumulated benefits as of March 31, 2019, under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
		(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
George C. Freeman, III	Pension Plan	21.75	796,577	—
	Benefit Restoration Plan	21.75	6,722,289	—
Airton L. Hentschke	Pension Plan	6.25	193,037	—
	Benefit Restoration Plan	6.25	609,363	—
Johan. C. Kroner	Pension Plan	25.75	585,998	—
	Benefit Restoration Plan	25.75	31,857	—
David C. Moore	Pension Plan	40.67	2,054,933	71,429
	Benefit Restoration Plan	40.67	—	6,979,679
Preston D. Wigner	Pension Plan	16.00	470,905	—
	Benefit Restoration Plan	16.00	915,728	—
Theodore G. Broome	Pension Plan	23.00	1,171,304	—
	Benefit Restoration Plan	23.00	1,841,312	—

(1)
We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan. Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page 43 of this Proxy Statement. Mr. D. Moore retired on August 31, 2018.

(2)
Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan. The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB ASC Topic 715 and a postretirement mortality assumption table for the Consumer Goods and Food & Drink Industry that is based on recent mortality data and closely tracks the actual mortality experience of our plans. Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2019, in the section entitled “Pension and Other Postretirement Benefit Plans,” the section entitled “Critical Accounting Estimates and Assumptions,” and in Note 11 to the consolidated financial statements, and are incorporated by reference into this Proxy Statement.

Retirement Benefits
Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan. We also have Change of Control Agreements with some of our named executive officers addressing a change of control in our company. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.
Defined Benefit Retirement Plan. Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant's retirement or termination. The Pension Plan also has survivor benefits for the participant's spouse.
Effective January 1, 2014, the Pension Plan was changed to implement a new benefit formula for credited service accrued beginning January 1, 2014. The revised benefit formula is based on a compensation average for all compensation earned (often referred to as a Career Average) on or after January 1, 2014 multiplied by a designated percentage. The Excess Benefit portion of the formula was eliminated. The normal retirement benefit under the Pension Plan for service accrued beginning January 1, 2014 is calculated as follows:

Benefit:	Designated Percentage of Average Compensation for All Years	Multiplied by	Years of service beginning January 1, 2014
The Pension Plan benefit for credited service accrued through December 31, 2013 is a percentage of the participant's average compensation, multiplied by the participant's credited years of service under the Pension Plan prior to the change described above. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant's participation in the Pension Plan. The normal retirement benefit under the Pension Plan for service accrued through December 31, 2013 is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service through December 31, 2013
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant's first 35 years of service through December 31, 2013
Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending December 31, 2013.
Benefits are paid as a straight life annuity for the participant's lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 and elect to retire with at least five years of service. If benefits are paid prior to age 65, the benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.
Benefit Restoration Plan. To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan, but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under our two non-qualified deferred income plans, which are defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement and benefits under the Deferred Income Plans are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral except where Section 409A restrictions apply. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a retirement benefit that is proportionately equivalent to the benefit provided to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.
Retirement benefits under the Benefit Restoration Plan mirror those of the Pension Plan and as such, identical changes to the Pension Plan described in the previous section were implemented to this plan effective January 1, 2014. The Compensation Committee approved all changes to both the Pension Plan and the Benefit Restoration Plan after completing their evaluation and ensuring that the reduction in retirement benefits were consistently applied to all participants, inclusive of our named executive officers.
The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 and elect to retire with at least five years of service, but such early retirement benefit is reduced based on the participant's age. Prior to 2014, the benefit reduction for early retirement was based on the participant's age and years of service. This was changed as of January 1, 2014 to a more standard reduction schedule that is based only on age.

NON-QUALIFIED DEFERRED COMPENSATION
We offer all employees, including our named executive officers, the opportunity to participate in our qualified deferred compensation plan, the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a 2018 calendar year contribution limit of $18,500. All of our named executive officers participated in the 401(k) Plan in fiscal year 2019.
In addition to our 401(k) Plan, we have a non-qualified deferred income plan available to certain executives: The Universal Leaf Tobacco Company, Incorporated Deferred Income Plan, which replaced a predecessor plan frozen prior to January 1, 2005 to comply with Section 409A of the Internal Revenue Code (together the DIP plan). The DIP Plan is designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary. Deferred compensation arrangements are common executive programs and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.
The DIP Plan is a non-qualified savings plan, with eligibility based on a participant's position in the Company and certain of its subsidiaries. Participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. The Company does not provide any contribution or match to the DIP Plan. The DIP Plan is unfunded and unsecured by us and provides the participants a variety of investment options from which to choose. No named executive officers deferred income in the DIP Plan in fiscal years 2019, 2018 or 2017.
The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in FY 2019(1)	Registrant Contributions in FY 2019(2)	Aggregate Earnings in FY 2019(3)	Aggregate Withdrawals/ Distributions(4)	Aggregate Balance at FYE 2019(5)
	($)	($)	($)	($)	($)
George C. Freeman, III	—	—	53,390	—	1,101,409
Airton L. Hentschke	—	—	(2,792)	—	310,168
Johan C. Kroner	—	—	—	—	—
David C. Moore	—	—	(528)	(75,875)	528,930
Preston D. Wigner	—	—	966	—	18,756
Theodore G. Broome	—	—	—	—	—

(1)	Amounts represent a portion of base salary and annual incentive awards deferred into the DIP Plans.

(2)	The DIP Plans do not provide for company matches or contributions.

(3)
Amounts represent earnings on funds held for named executive officers in the DIP Plans except for Mr. Hentschke, Mr. Kroner and Mr. Broome. Mr. Hentschke, Mr. Kroner and Mr. Broome have not elected to defer income under the DIP Plans. The amount shown for Mr. Hentschke represents the estimated earnings on his vested balance in the Company's Brazil Previleaf Pension Plan (PPP). The PPP is a defined contribution plan established by the Company for eligible employees of one of our Brazilian subsidiaries. Mr. Hentschke has not been an active member of the PPP since his transfer to the United States in January 2013, and therefore no longer receives Company contributions to the PPP.

(4)
The DIP Plans permit withdrawals under certain circumstances, including hardship, and participants may elect to have annual deferrals distributed from the DIP Plans upon retirement or after a specified number of years after the compensation is deferred. Mr. D. Moore retired August 31, 2018.

(5)
Amounts represent the balances at the end of fiscal year 2019 in the DIP Plans for named executive officers. The fair market value of Mr. Hentschke's vested balance in the Company's Brazil PPP is also included. Mr. D. Moore retired effective August 31, 2018 and took a distribution under the DIP Plan that was a predecessor plan frozen prior to January 1, 2005 and not subject to Section 409A of the Internal Revenue Code. Executive contributions are included in the aggregate balance that are reported as compensation to the named executive officers in the “Summary Compensation Table” in our 2018 Proxy Statement and 2017 Proxy Statement are as follows: Mr. G. Freeman: $0 (2018) and $0 (2017), Mr. Hentschke: $0 (2018) and $0 (2017), Mr. D. Moore: $0 (2018) and $0 (2017), Mr. Wigner: $0 (2018) and $0 (2017), and Mr. Broome: $0 (2018) and $0 (2017).

In addition to our qualified and non-qualified deferred compensation plans, the Company has taken the appropriate actions to potentially maximize the deductibility of its compensation and benefit programs and avoid the limitations on deductibility under Section 162(m) of the Internal Revenue Code. The Tax Cut and Jobs Act was enacted in the United States in December 2017 and included changes to Section 162(m). Additional information about Section 162(m) is set forth in the section entitled “Limitations on Deductibility of Compensation” on page 34 of this Proxy Statement.
The vesting of certain restricted stock units awards to Mr. G. Freeman was subject to Code Section 162(m) and certain payments have been deferred until Mr. G. Freeman retires. The following table presents information concerning those deferrals.

Name	Executive Contributions in FY 2019	Registrant Contributions in FY 2019	Aggregate Earnings in FY 2019(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE 2019(2)
	($)	($)	($)	($)	($)
George C. Freeman, III	—	—	357,099	—	1,815,979

(1)	Amount represents earnings and change in market value during fiscal year 2019.

(2)	Amount represents market value of the restricted stock units on March 31, 2019.

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS
Potential Payments Upon Termination or Change of Control
During fiscal year 2019, we maintained Change of Control Agreements with only Messrs. G. Freeman, D. Moore, and Wigner. Mr. D. Moore's Agreement expired upon his retirement on August 31, 2018. The terms and conditions in the Change of Control Agreements are identical for each executive officer who has such an agreement.
A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•
we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.
The Change of Control Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•
contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control;

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.
The Change of Control Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer's normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Change of Control Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. The executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.
Each Change of Control Agreement provides benefits in the event of the executive's death or disability, or in the event the executive's employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer's most recent targeted bonus opportunity under our cash incentive plan and such executive officer's prior year's annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer's normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.
Severance and Change of Control Benefits for the Named Executive Officers
The following tables summarize the value of the termination payments and benefits that each of our named executive officers would receive if their employment had terminated on March 31, 2019, under the circumstances shown. The tables exclude amounts accrued through March 31, 2019, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2019.
Under our benefit programs, an individual is eligible for retirement after reaching age 55, with at least five years of service. The amounts in the tables for “Retirement” assume that all of our named executive officers have reached age 55 by March 31, 2019, even though that was not the case for Messrs. Hentschke, Kroner and Wigner.

Summary of Termination Payment and Benefits: George C. Freeman, III

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	6,041,295

Acceleration of Equity Awards
Restricted Stock Units(2)	5,160,133	5,160,133	5,160,133	—	—	5,160,133
Performance Shares(2)	2,711,492	2,711,492	2,711,492	—	—	2,711,492

Qualified Retirement Benefits
Pension Plan(3)	52,214	31,411	84,715	52,214	52,214	52,214
401(k) Savings Plan(4)	707,188	707,188	707,188	707,188	707,188	707,188

Non-qualified Retirement Benefits
Benefit Restoration Plan(5)	7,139,301	3,207,532	7,139,301	7,139,301	7,139,301	7,139,301
Deferred Income Plan (DIP)(6)	68,955	1,101,409	1,101,409	1,101,409	1,101,409	1,101,409
Deferred Payment of Restricted Stock(7)	1,815,979	1,815,979	1,815,979	1,815,979	1,815,979	1,815,979

Other Benefits
Health and Welfare Plans(8)	—	3,100,000	—	—	—	—
Long-Term Disability Plan(9)	—	—	550,800	—	—	—

Total	17,655,262	17,835,144	19,271,017	10,816,091	10,816,091	24,729,011

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2019. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2019 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2019, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2019, payable for the life of the survivor.

(4)	Amounts represent a lump sum distribution at March 31, 2019 from the 401(k) Savings Plan.

(5)
Amounts represent a lump sum payment at March 31, 2019 including the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(6)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(7)
Amounts represent the value of restricted stock units that vested, but payment was deferred until termination of employment in order to preserve the Section 162(m) deduction. More information regarding these restricted stock units is discussed in the section entitled "Non-Qualified Deferred Compensation" on page 54 of this Proxy Statement. More information on Section 162(m) is discussed in the section entitled “Limitations on Deductibility of Compensation” on page 34 of this Proxy Statement.

(8)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2019. In case of accidental death, the benefit amount would increase by $5,600,000 (includes AD&D and Business Travel Accident Insurance).

(9)
Amounts represent 60% of annual base salary as of March 31, 2019, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Airton L. Hentschke

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death, or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock Units(2)	2,286,182	2,286,182	2,286,182	—	—	2,286,182
Performance Shares(2)	1,302,438	1,302,438	1,302,438	—	—	1,302,438

Qualified Retirement Benefits
Pension Plan(3)	13,668	—	25,961	13,668	13,668	13,668
401(k) Savings Plan(4)	234,618	234,618	234,618	234,618	234,618	234,618

Non-qualified Retirement Benefits
Benefit Restoration Plan(5)	638,790	—	638,790	638,790	638,790	638,790
Deferred Income Plan (DIP)(6)	310,168	310,168	310,168	310,168	310,168	310,168

Other Benefits
Health and Welfare Plans(7)	—	1,600,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	348,180	—	—	—

Total	4,785,864	5,733,406	5,146,337	1,197,244	1,197,244	4,785,864

(1)	Mr. Hentschke does not have a Change of Control Agreement.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2019. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2019 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2019, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the straight life option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2019.

(4)	Amounts represent a lump sum distribution at March 31, 2019 from the 401(k) Savings Plan.

(5)
Amounts represent a lump sum payment at March 31, 2019 from the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(6)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements. In Mr. Hentschke's case, the amounts include his vested account balance in the Company's Brazil Previleaf Pension Plan.

(7)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2019. In case of accidental death, the benefit amount would increase by $5,129,000 (includes AD&D and Business Travel Accident Insurance).

(8)
Amounts represent 60% of annual base salary as of March 31, 2019, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Johan C. Kroner

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock Units(2)	252,996	252,996	252,996	—	—	252,996
Performance Shares(2)	214,672	214,672	214,672	—	—	214,672

Qualified Retirement Benefits
Pension Plan(3)	46,970	—	73,433	46,970	46,970	46,970
401(k) Savings Plan(4)	821,639	821,639	821,639	821,639	821,639	821,639

Non-qualified Retirement Benefits
Benefit Restoration Plan(5)	30,736	—	30,736	30,736	30,736	30,736
Deferred Income Plan (DIP)(6)	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(7)	—	1,500,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	270,000	—	—	—

Total	1,367,013	2,789,307	1,663,476	899,345	899,345	1,367,013

(1)	Mr. Kroner does not have a Change of Control Agreement.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2019. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2019 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2019, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the straight life option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2019.

(4)	Amounts represent a lump sum distribution at March 31, 2019 from the 401(k) Savings Plan.

(5)
Amounts represent a lump sum payment at March 31, 2019 from the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(6)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(7)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2019. In case of accidental death, the benefit amount would increase by $5,750,000 (includes AD&D, voluntary AD&D, and Business Travel Accident Insurance).

(8)
Amounts represent 60% of annual base salary as of March 31, 2019, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: David C. Moore

Benefit	Retirement(1)	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(2)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock Units(3)	3,136,825	—	—	—	—	—
Performance Shares(3)	348,662	—	—	—	—	—

Qualified Retirement Benefits
Pension Plan(4)	71,429	—	—	—	—	—
401(k) Savings Plan(5)	527,394	—	—	—	—	—

Non-qualified Retirement Benefits
Benefit Restoration Plan(6)	6,979,679	—	—	—	—	—
Deferred Income Plan (DIP)(6)	75,875	—	—	—	—	—

Other Benefits
Health and Welfare Plans(7)	—	—	—	—	—	—
Long-Term Disability Plan(8)	—	—	—	—	—	—

Total	11,139,864	—	—	—	—	—

(1)
Mr. D. Moore retired on August 31, 2018. The information in the table is therefore limited to (a) "Retirement." All amounts in Column (a) represent amounts actually paid to Mr. D. Moore upon his retirement, except as otherwise noted.

(2)	The Change of Control Agreement terminated upon retirement.

(3)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Mr. D. Moore had an aggregate of 38,520 restricted stock units and corresponding dividend equivalent rights vest upon his retirement on August 31, 2018. Payment of the equal number of shares of Common Stock was delayed until March 1, 2019 due to Section 409A of the Internal Revenue Code, at which time their value was $59.54 per share, which was the closing price of Common Stock on the NYSE on the date of such payment. Performance Shares vest on the last day of the performance period. Participants who retire are entitled to a prorated number of Performance Shares, based upon the number of whole months the participant was employed during the performance period. As of March 31, 2019, Mr. D. Moore had an aggregate of 6,050 Performance Shares. Amount for the Performance Shares is based on the market value of all the underlying shares of Common Stock as of March 31, 2019, assuming a payout equating to the target level of performance. However, Mr. D. Moore's shares will be prorated based upon his employment during 29 of the 36 months of the performance period.

(4)	Amount represents the annual payment Mr. D. Moore is to receive for life pursuant to the Pension Plan.

(5)	Amount represent the balance of Mr. D. Moore's 401(k) Savings Plan at his retirement.

(6)
Amounts represent a lump sum payment made to Mr. D. Moore pursuant to the Benefit Restoration Plan. The lump sum payment is valued on August 31, 2018, the date of Mr. D. Moore's retirement and includes the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan.

(7)	Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements.

Summary of Termination Payment and Benefits: Preston D. Wigner

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	2,187,185

Acceleration of Equity Awards
Restricted Stock Units(2)	1,272,989	1,272,989	1,272,989	—	—	1,272,989
Performance Shares(2)	636,813	636,813	636,813	—	—	636,813

Qualified Retirement Benefits
Pension Plan(3)	35,138	21,922	66,033	35,138	35,138	35,138
401(k) Savings Plan(4)	630,075	630,075	630,075	630,075	630,075	630,075

Non-qualified Retirement Benefits
Benefit Restoration Plan(5)	1,096,009	431,593	1,096,009	1,096,009	1,096,009	1,096,009
Deferred Income Plan (DIP)(6)	18,756	18,756	18,756	18,756	18,756	18,756

Other Benefits
Health and Welfare Plans(7)	—	1,955,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	243,780	—	—	—

Total	3,689,780	4,967,148	3,964,455	1,779,978	1,779,978	5,876,965

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive's Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2019. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2019 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2019, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2019, payable for the life of the survivor.

(4)	Amounts represents a lump sum distribution at March 31, 2019 from the 401(k) Savings Plan.

(5)
Amounts represent a lump sum payment at March 31, 2019 from the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(6)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(7)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2019. In case of accidental death, the benefit amount would increase by $4,032,000 (includes AD&D and Business Travel Accident Insurance).

(8)
Amounts represent 60% of annual base salary as of March 31, 2019, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Theodore G. Broome

Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Restricted Stock Units(2)	1,030,136	1,030,136	1,030,136	—	—	1,030,136
Performance Shares(2)	535,959	535,959	535,959	—	—	535,959

Qualified Retirement Benefits
Pension Plan(3)	77,893	38,946	88,702	77,893	77,893	77,893
401(k) Savings Plan(4)	471,258	471,258	471,258	471,258	471,258	471,258

Non-qualified Retirement Benefits
Benefit Restoration Plan(5)	1,783,065	933,293	1,783,065	1,783,065	1,783,065	1,783,065
Deferred Income Plan (DIP)(6)	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(7)	—	1,349,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	233,340	—	—	—

Total	3,898,311	4,358,592	4,142,460	2,332,216	2,332,216	3,898,311

(1)	Mr. Broome does not have a Change of Control Agreement.

(2)
Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2019. Performance Shares vest on the last day of the performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level. Participants are entitled to a prorated number of Performance Shares if they retire, die or become disabled during the performance period. Amounts for Performance Shares are based on the market value of the underlying shares of Common Stock as of March 31, 2019 and assuming a payout equating to the target level of performance.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2019, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive's survivor at March 31, 2019, payable for the life of the survivor.

(4)	Amounts represent a lump sum distribution at March 31, 2019 from the 401(k) Savings Plan.

(5)
Amounts represent a lump sum payment at March 31, 2019 including the balance from the terminated individual trust agreement maintained through the Benefit Restoration Plan. A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant's employment as a result of a participant's fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(6)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive's DIP Plan agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive's DIP Plan agreements.

(7)
Amounts represent payment due under the standard Group Term Life Insurance Program, which is the death benefit amount on March 31, 2019. In case of accidental death, the benefit amount would increase by $4,023,000 (includes AD&D and Business Travel Accident Insurance).

(8)
Amounts represent 60% of annual base salary as of March 31, 2019, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue until the recipient reaches age 65.

CEO PAY RATIO FOR FISCAL YEAR 2019
Overview
Universal Corporation is the leading global leaf tobacco supplier. Our employee population was initially evaluated for the fiscal 2018 CEO pay ratio as of January 31, 2018, when we had 21,150 employees, with 94% of our employee population located outside of the U.S. We included all full-time, part-time and seasonal employees who were employed by consolidated subsidiaries. These employees were located in 26 countries, many of which are in less developed countries and rural areas with lower wage geographies where the average annual salary is significantly less than the average annual salary in the U.S. Our employee population of unskilled, seasonal workers was 13,522, or approximately 64% of the Company’s total employee population.
Methodology
The methodology and the material assumptions, adjustments, and estimates that we used to identify our median employee in fiscal year 2018 were as follows:

•	we selected January 31, 2018 as the determination date, which was within the last three months of the fiscal 2018 year-end;

•	we collected the actual base salary for full and part-time employees (other than Mr. G. Freeman) and actual pay from February 1, 2017 through January 31, 2018 for our seasonal employees;

•	full-time employees that were hired between February 1, 2017 and January 31, 2018 were annualized as permitted by SEC rules;

•
part-time employees who were hired during this same time period with a set schedule were counted using their annualized salary based on the hours hired to work. Part-time employees who have a variable schedule were counted using their actual pay;

•	foreign currency was converted to U.S. dollars using an average of the relevant currency conversion rates over the period February 1, 2017 through January 31, 2018; and

•	we did not make any cost of living adjustments for any employee located outside of the U.S.
Calculation
In accordance with the SEC rules, because there has been no change in our employee population and employee compensation arrangements that we reasonably believe would significantly affect our pay ratio, we selected a median employee identified in fiscal year 2018 to compute the fiscal 2019 CEO pay ratio. Because the fiscal 2018 median employee was on leave for an extended period we used an employee whose compensation was substantially similar to the original median employee based on the fiscal 2018 methodology. Using the methodology described above, we estimated that for fiscal year 2019, our global median employee was an unskilled, seasonal worker located in the Philippines. We then calculated the elements of that employee’s compensation for fiscal year 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in total annual compensation of $1,542.
For the total annual compensation of the Company’s Chief Executive Officer (the “CEO”), Mr. G. Freeman, we used the amount reported in the Summary Compensation Table on page 45 of $5,346,387. Based on this information, for fiscal year 2019, the estimated ratio of the annual compensation of Mr. G. Freeman to the median annual total compensation of all employees (except Mr. G. Freeman) was 3,467 to 1.
Our Ratio in Context
We are not permitted to annualize the compensation of seasonal workers under the SEC rules. As a result, our pay ratio is inflated due to the global nature of our workforce and our significant reliance on unskilled, seasonal workers during the tobacco processing periods throughout the world. As a comparison, for fiscal year 2018 we identified the median U.S. employee in the same manner as described above. Because the fiscal year 2018 median U.S. employee was no longer employed by the Company, for fiscal year 2019 we used another U.S. employee whose compensation is substantially similar to the original median U.S. employee. This resulted in a total annual compensation of the median U.S. employee for fiscal year 2019 of $18,292. The ratio of the CEO to the median U.S. employee’s total annual compensation was 292 to 1.
The CEO pay ratios included above are reasonable estimates, calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their CEO pay ratio, the estimated CEO pay ratio information provided herein should not be used as a basis for comparison between companies.

EQUITY COMPENSATION INFORMATION
Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2019, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan
	(#)	($)	(#)
Equity compensation plans approved by shareholders:
2007 Stock Incentive Plan(2)			—
2017 Stock Incentive Plan			850,546
Equity compensation plans not approved by shareholders(3)	—	—	—
Total	—	—	850,546

(1)	There are no outstanding options, warrants, and rights.

(2)
The 2007 Stock Incentive Plan was succeeded and replaced by the 2017 Stock Incentive Plan. As of March 31, 2019, a total of 355,390 shares have been reserved for issuance to fulfill previous outstanding awards under the 2007 Stock Incentive Plan.

(3)	All of the Company's equity compensation plans have been approved by shareholders.

DIRECTORS' COMPENSATION
The following table presents information relating to total compensation for our non-employee directors for fiscal year 2019:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2),(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Non-qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
	($)	($)	($)	($)	($)	($)	($)

Diana F. Cantor	85,000	102,375	—	—	—	—	187,375
Lennart R. Freeman	82,500	102,375	—	—	—	5,000	189,875
Thomas H. Johnson	80,000	102,375	—	—	—	5,000	187,375
Michael T. Lawton	81,250	102,375	—	—	—	5,000	188,625
Eddie N. Moore, Jr.	101,250	102,375	—	—	—	5,000	208,625
Robert C. Sledd	87,500	102,375	—	—	—	—	189,875
Thomas H. Tullidge, Jr.	41,250	102,375	—	—	—	5,000	148,625

(1)	Represents fees paid in cash during fiscal year 2019.

(2)
These amounts represent the aggregate grant date fair value of the annual restricted stock unit award recognized in fiscal year 2019 in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors. The assumptions used in the calculation of these award amounts are included in Notes 1 and 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2019, and incorporated by reference into this Proxy Statement.

(3)
On August 2, 2018, each non-employee director was awarded 1,500 shares of restricted stock units. The methodology for determining the amount awarded is set forth on page 66 of this Proxy Statement. The grant date fair value of the award for each non-employee director was $102,375, based on the closing price of $68.25 for our Common Stock as quoted on the NYSE on the grant date. As of March 31, 2019, the aggregate amount of common stock, restricted stock, restricted stock units and dividend equivalent units held by each non-employee director was as follows: Mrs. Cantor held 10,480 shares; Mr. L. Freeman held 8,736 shares; Mr. Johnson held 18,437 shares; Mr. Lawton held 5,443 shares; Mr. E. Moore held 25,485 shares; Mr. Sledd held 11,752 shares; and Mr. Tullidge held 2,537 shares.

(4)
We do not maintain any defined benefit or actuarial plans for non-employee directors. The company maintains an Outside Directors' 1994 Deferred Income Plan, as amended, which we refer to as the Directors' DIP. The Directors' DIP was frozen at the end of the 2017 plan year. The non-employee directors did not earn above-market or preference earnings on compensation they deferred into the Directors' DIP. Mr. E. Moore is the only active Director that is a participant in the Directors' DIP. The table below presents information concerning the Directors' DIP, which provided for the deferral of compensation on a basis that is not tax qualified.

Name	Director Contributions in FY 2019	Registrant Contributions FY 2019(a)	Aggregate Earnings in FY 2019	Aggregate Withdrawals/ Distributions(b)	Aggregate Balance at 2019 FYE
	($)	($)	($)	($)	($)

Eddie N. Moore, Jr.	—	—	3,644	—	74,293

(a)	We did not match non-employee director deferrals or otherwise contribute to the Directors' DIP.

(b)
There were no withdrawals or distributions from the Directors' DIP by active directors. The Directors' DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

(5)
Each director is also eligible to participate in our matching gifts program in which our charitable foundation matches directors' contributions to charities. The maximum amount that can be matched in any fiscal year of our foundation is $5,000 per director. The directors participated in the matching gifts program in the amounts set forth above. None of the directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2019. We maintain life insurance policies which fund the Directors' Charitable Award Program discussed in the section below entitled "Director Compensation." We did not incur any costs with respect to the insurance policies during fiscal year 2019.

Director Compensation
During fiscal year 2017, the Compensation Committee reviewed the level of compensation paid to our non-employee directors as the current fees had not changed since 2009. The Committee's independent consultant was engaged to analyze the competitiveness of the Board of Directors compensation program utilizing the new peer group list adopted during fiscal year 2017. Based on that review, the Compensation Committee recognized that the level of compensation had fallen behind the 50th percentile of our peer group. The review also indicated a decline in the prevalence of board and committee meeting fees. Based on the Committee's review with its independent compensation consultant, the Compensation Committee determined that the following changes with respect to non-employee director compensation were appropriate and consistent with broadly observed market practices. The Compensation Committee also determined that, based on its compensation consultant's recommendation, our director compensation levels as amended are reasonable and in line with our peer group practices. Effective as of the 2017 Annual Meeting of Shareholders, a non-employee director receives an annual cash retainer of $65,000 and an annual equity award equating in value to $100,000. In addition, the Chairman of the Audit Committee receives an annual retainer of $15,000, while the Chairmen of the Finance and Pension Investment Committee, the Compensation Committee and the Nominating and Governance Committee each receives annual retainers of $10,000. All other non-employee directors serving on the Audit Committee receive annual cash retainers of $7,500, while non-employee directors serving on the Finance and Pension Investment Committee, the Compensation Committee, the Executive Committee and the Nominating and Governance Committee receive annual cash retainers of $5,000 for each committee on which they serve. The Lead Independent Director receives an annual cash retainer of $15,000. Board and Committee member meeting fees were discontinued and all cash payments are now made quarterly. The Compensation Committee also eliminated the election for directors to receive their annual board retainer in shares of Common Stock.
In fiscal year 2019, non-employee directors received annual restricted stock unit grants equating in value to $100,000 pursuant to the 2017 Incentive Stock Plan. The Compensation Committee calculated restricted stock unit grants annually based on the daily, volume-weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50 units. All restricted stock units are awarded with three-year cliff vesting and earn dividend equivalent rights. On August 2, 2018, each non-employee director was awarded 1,500 shares of restricted stock units.
As part of our overall program of charitable giving, we previously offered the directors the opportunity to participate in a Directors' Charitable Award Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us. We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that director. We make donations in ten equal annual installments, with the first installment to be made at the later of the director's retirement from the Board of Directors or age 72; the remaining nine installments are paid annually, beginning immediately after the director's death. The Charitable Program was re-evaluated in fiscal years 2013 and 2014, and the Compensation Committee decided to terminate the Charitable Program for all new directors that joined the Board of Directors after 2008. Three current directors are participants in this program.
Each director is also eligible to participate in our matching gifts program in which our charitable foundation matches directors' contributions to charities. The maximum amount that can be matched in any fiscal year of our foundation is $5,000 per director.
Non-Employee Director Stock Ownership Guidelines
The Compensation Committee originally adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee directors and were set at three times the annual cash retainer the directors receive as a board member. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee directors have five years to comply with the share ownership guidelines. During fiscal year 2018, the directors' annual cash retainer was increased to $65,000 and the ownership guideline was raised to five times the annual retainer with effect following the 2017 Annual Meeting of Shareholders, and therefore the revised guidelines require that each of our non-employee directors own no less than $325,000 worth of Common Stock. Only shares of Common Stock beneficially owned (as defined by the SEC's rules and regulations) by our non-employee directors, including the directors' restricted stock and restricted stock units are counted in determining compliance with the guidelines. All of our non-employee directors meet, exceed, or are in compliance with the stock ownership guidelines as of March 31, 2019. All of our non-employee directors also own shares held directly in their own name.

CERTAIN TRANSACTIONS
Our Board of Directors adopted a written related person transaction policy that governs the review, approval, or ratification of covered related person transactions. The Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by our Compensation Committee.
In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation's best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.
For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest.
For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.
A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; and

•
any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2019 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

PROPOSAL TWO
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Our executive compensation program is designed to incent and reward executives to contribute to the achievement of our business objectives and to attract, retain and motivate talented executives to perform at the highest level and contribute significantly to our success. The program is intended to align the interests of the named executive officers with those of shareholders, provide an appropriate and balanced mix of short-term and long-term compensation elements, and reward the achievement of performance measures that are directly related to our financial goals and the creation of shareholder value, without encouraging unnecessary and excessive risks.
The Compensation Committee believes that the amounts of fiscal year 2019 actual total compensation for the named executive officers are consistent with these objectives and the competitive market. Based on its review, the Compensation Committee believes total compensation for each of the named executive officers is reasonable and not excessive. The compensation of the named executive officers is described in the “Compensation Discussion and Analysis,” the compensation tables and the accompanying narrative on pages 27 to 62 of this Proxy Statement. The “Compensation Discussion and Analysis” and the accompanying tables and narrative provide a comprehensive review of our executive compensation program and its elements, objectives and rationale. Shareholders are urged to read that disclosure before voting on this proposal.
For the reasons stated above and pursuant to Section 14A of the Securities Exchange Act, the Board of Directors is requesting approval of the following non-binding resolution:
“RESOLVED, that our shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the fiscal year 2019 Summary Compensation Table, the other related tables and the accompanying narrative to these compensation tables on pages 27 to 62 of this Proxy Statement.”
The shareholder vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

AUDIT INFORMATION
Fees of Independent Auditors
Ernst & Young LLP served as our independent registered public accounting firm for the fiscal years ended March 31, 2019 and 2018. The aggregate amounts of fees billed to us by Ernst & Young LLP for those years were as follows:

	Fiscal Year 2019	Fiscal Year 2018
	($)	($)

Audit Fees
Includes fees associated with the integrated audits of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits of foreign subsidiaries, and other attestation services related to regulatory filings. For 2019, these services included additional procedures with respect to the accounting for and disclosure of restructuring and impairment costs related to the Company's operations in Tanzania, as well as procedures related to data migration and business process changes associated with the replacement of an accounting system in a portion of the Company's operations. For 2018, services in this category also included procedures to support the issuance of a comfort letter related to a universal shelf registration to allow for the public issuance of securities and procedures related to the registration of a shareholder-approved stock award plan.
	3,148,341	2,950,682
Audit-Related Fees
Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees.” These services include various technical accounting consultations, including the implementation of new lease and revenue recognition accounting guidance, procedures performed to certify financial information in certain governmental filings outside the United States, and agreed-upon testing and validation procedures related to product costing information developed for two of the Company's operating regions.	119,503	114,364
Tax Fees
Includes fees for corporate tax compliance, tax advice, and tax planning.	192,506	154,723
All Other Fees
Includes fees for assistance in completing certain governmental filings in countries outside the United States and assistance in establishing evaluation criteria and identifying potential third-party firms to assist with a software implementation project in Brazil (2018). The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young LLP's independence with respect to Universal Corporation.	37,015	121,639

Pre-approval Policies and Procedures
We have written guidelines regarding the engagement of our independent registered public accounting firm and all other independent auditors to perform services for us. All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly-owned or majority-owned affiliates must be pre-approved by the Audit Committee. All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.
A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report
Management is responsible for Universal Corporation's internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of Universal Corporation's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.
In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communication with the Audit Committee concerning independence and discussed with the independent registered public accounting firm its independence from Universal Corporation and management. Moreover, the Audit Committee has considered whether the independent registered public accounting firm's provision of non-audit services to Universal Corporation is compatible with maintaining the independent registered public accounting firm's independence.
In reliance on the reviews and discussions referred to above, the representation of management that the audited financial statements were prepared in accordance with generally accepted accounting principles, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2019, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

AUDIT COMMITTEE

Michael T. Lawton, Chairman
Lennart R. Freeman
Eddie N. Moore, Jr.
Robert C. Sledd
Thomas H. Tullidge, Jr.
Richmond, Virginia
May 24, 2019
The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending March 31, 2020. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.
Ernst & Young LLP's principal function is to audit the consolidated financial statements and internal control over financial reporting of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in our quarterly reports.
Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the appointment, the Audit Committee will consider whether to retain the firm. In such event, the Audit Committee may retain Ernst & Young LLP, notwithstanding the fact that the shareholders did not ratify the appointment or may select another nationally recognized accounting firm without resubmitting the matter to shareholders. Even if the appointment is ratified, the Audit Committee reserves the right, in its discretion, to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS AND AUDIT COMMITTEE RECOMMEND THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2020.

PROPOSAL FOUR

APPROVAL OF THE UNIVERSAL CORPORATION AMENDED AND RESTATED EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
Subject to shareholder approval, on March 19, 2019, the Compensation Committee of the Board of Directors approved certain amendments to the Universal Corporation Amended and Restated Executive Officer Incentive Plan (the “Annual Incentive Plan”), in light of certain tax related updates as a result of the Tax Cuts and Jobs Act of 2017.
The proposed amendments are designed to accomplish the following:

•
Reflect recent legislative changes to Section 162(m) of the Internal Revenue Code (the “Code”), as amended by the Tax Cuts and Jobs Act of 2017, that eliminated an exception to the deduction limits for “performance-based” compensation in excess of $1 million payable to our executive officers.

•
Clarify that the Annual Incentive Plan and any future amendments to the Annual Incentive Plan will no longer require, either by law or by the Annual Incentive Plan’s express terms, approval by shareholders in future years.

Following the implementation of the proposed amendments, the Annual Incentive Plan will continue to provide for annual incentive awards that are “performance-based” and tied to pre-established performance criteria and will only award executives if actual Company performance exceeds pre-established goals. Annual incentive awards will continue to be subject to robust governance practices including a rigorous goal-setting process, a cap on the maximum award payable and a clawback/recoupment feature. The Compensation Committee will be able to amend any provision of the Annual Incentive Plan in the future without shareholder approval.
Background
The Annual Incentive Plan was initially adopted by the Compensation Committee and approved by shareholders at the 1999 Annual Meeting. The current version of the plan was re-approved by shareholders at the 2014 Annual Meeting.
Reasons to Approve the Annual Incentive Plan, as Amended
The purposes of the Annual Incentive Plan are to promote our financial success, to provide designated executive officers with an opportunity to receive incentive compensation dependent upon that success, to attract, retain, and motivate such individuals, and to provide awards that are performance-based compensation, whether or not such compensation is deductible.
The Annual Incentive Plan, prior to adoption of the amendments under consideration in this proposal, required that the plan be approved by shareholders of the Company every five years consistent Code Section 162(m)’s procedural requirements in effect before the enactment of the Tax Cuts and Jobs Act of 2017. Because the foregoing legislation eliminated the exception to the deduction limits for performance-based compensation in excess of $1 million payable to our executive officers, shareholder approval is no longer required by law. Accordingly, the Company has chosen to remove this requirement from the express language of the Annual Incentive Plan.
Despite the changes made to Code Section 162(m), the Compensation Committee and Board have affirmatively chosen to continue to award performance-based compensation to our executives eligible to participate in the Annual Incentive Plan. In fact, our Company’s philosophy is to continue to drive Company performance by incenting eligible executives to achieve results through performance-based compensation. As a result, even though not required by law, many of the procedural requirements previously in effect under the Annual Incentive Plan’s terms, mandated by Section 162(m), including but not limited to the goal setting process, and Compensation Committee certification of Company performance against goals, continue to be integral parts of the Annual Incentive Plan.
Material Terms of the Annual Incentive Plan, as amended
Because our shareholders last approved the Annual Incentive Plan in 2014 and because we are proposing specific amendments to the plan, we have included the material terms of the Annual Incentive Plan as amended in this Proxy Statement. The following description of the Annual Incentive Plan is qualified in its entirety by reference to the full text of such plan, as amended and restated, which is set forth in the attached Exhibit A and includes the proposed changes to the Annual Incentive Plan in highlighted text.

Duration and Modification. The Annual Incentive Plan became effective upon its approval by the shareholders at the 1999 Annual Meeting and re-approval at the 2004, 2009 and 2014 Annual Meetings. According to its terms, the Annual Incentive Plan is hereby submitted for re-approval by our shareholders. If approved by our shareholders, the Annual Incentive Plan will remain effective for the fiscal year ending March 31, 2020, and each of the next five succeeding fiscal years.
The Compensation Committee will be able to terminate the Annual Incentive Plan or amend any of its terms at any time without shareholder approval. However, no amendment may be made after the date an executive officer is selected as a participant for a performance period that may adversely affect the rights of such participant for that performance period.
Administration. The Annual Incentive Plan will continue to be administered by the Compensation Committee. The Compensation Committee will continue to be composed of not less than two directors, each of whom is intended to be an “outside director” within the meaning of former Code Section 162(m).
Eligibility. The Compensation Committee designates the executive officers eligible to participate in the Annual Incentive Plan for each performance period. The eligible executive officers are the Chief Executive Officer and such other officers of the Company as may be considered from time to time to be executive officers for purposes of the Exchange Act. Any eligible executive officer of the Company or any Subsidiary (as defined in the Annual Incentive Plan) who, in the judgment of the Compensation Committee, has contributed significantly or can be expected to contribute significantly to the performance of the Company or a Subsidiary may receive an award under the Annual Incentive Plan. The Compensation Committee has the power and complete discretion, as provided in the Annual Incentive Plan, to select eligible executive officers to receive awards under the Annual Incentive Plan and to determine for each executive officer the nature of the award and the terms and conditions of each award. The Company and its Subsidiaries currently have approximately five executive officers eligible to participate in the Annual Incentive Plan. In May 2019, the Compensation Committee made awards to five participants that may or may not be earned based on specified performance criteria for fiscal 2020. The final cash award amounts received by our named executive officers for fiscal 2019 are set forth in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on pages 45 and 46 of the Proxy Statement.
The basis for participation in the Annual Incentive Plan is that the Compensation Committee has determined, in its sole discretion, that such participation will further the plan’s purposes. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purposes of the Annual Incentive Plan (which include the recruitment and retention of executive officers with ability and initiative by enabling such persons who contribute significantly to the Company to participate in its success and to align their interests with those of the Company and its shareholders). For a description of the basis of participation in the Annual Incentive Plan during fiscal 2019, see the section entitled "Annual Cash Incentives Awards” beginning on page 38 of the Proxy Statement.
Performance Measures and Goals. Payment of an incentive award to participants is conditioned upon the attainment of pre-established performance goals measured over a performance period designated by the Compensation Committee. A performance period may be one or more periods of time over which the attainment of one or more performance goals will be measured for the purposes of determining a participant’s right to payment in respect of an award under the Annual Incentive Plan. The performance goals applicable to a performance period must be established in writing by the Compensation Committee no later than the earlier of (i) 90 days after the start of the performance period, or (ii) the date upon which 25% of the performance period has elapsed. The performance goals are determined by reference to one or more of the following performance measures, as selected by the Compensation Committee and as applicable to us and/or business unit performance: net income; earnings per share; earnings before interest and taxes; net revenues; gross profit; income before income taxes; economic profit; return on assets; return on funds employed; and return on equity. In each case, the performance measures are determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by us and, if so determined by the Compensation Committee, adjusted to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. From among these, performance measure(s) may vary from performance period to performance period and participant to participant.
Determination and Payment of Incentives. The incentive amount that is payable to a participant in a performance period will be determined in accordance with a pre-established objective award formula based on the achievement of performance goals. The Compensation Committee has the discretion to reduce or eliminate, but cannot increase, any amounts otherwise payable under the Annual Incentive Plan. Awards under the Annual Incentive Plan will be cash-denominated, but may be paid in cash, Common Stock, restricted stock, stock units, or a combination thereof; if not paid in cash, the awards will be delivered under the terms of another Company shareholder approved plan, the 2017 Stock Incentive Plan, as amended. The maximum incentive awardable under the Annual Incentive Plan to any participant with respect to any fiscal year (or a portion thereof) contained within a performance period is $2,500,000. In the event of (i) an executive officer’s willful engagement in any activity that the Compensation Committee determines is or was harmful to the Company, (ii) a material restatement of financial statements, or (iii) an executive officer’s ethical misconduct, the Compensation Committee may, in its sole discretion, cause any award to be forfeited or seek a recoupment of payments made under the Annual Incentive Plan.
Death, Disability, Retirement, or Change of Control. The Annual Incentive Plan provides that if a participant dies or his or her employment is terminated by reason of disability or retirement after an award has been granted but before it has been determined to be earned, we will pay to the participant or, in the case of death, to the participant’s designated beneficiary or estate, a prorated portion of the award that the Compensation Committee determines would have been earned had the participant continued in employment. If a change of control occurs, we will promptly pay to each participant for the performance period in which the change of control occurs the greater of (i) the annual bonus the participant would have earned under the performance measure in effect on the date of the change of control using the award formula in effect on such date, paid on a pro rata basis based on the percentage of the fiscal year completed as of the change of control, and (ii) 100% of the participant’s target bonus opportunity in effect on the date of the change of control. Moreover, if, at the time of a change of control, award payments for the preceding performance period have not yet been determined or paid, we will also pay those award payments based on performance in such prior period with no reduction for subjective performance factors. A change of control under the Annual Incentive Plan means and will be deemed to have taken place upon any of the following:
(a) the acquisition by any individual, entity, or group of beneficial ownership of 20% or more of either (i) our then outstanding shares of Common Stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, other than as a result of any acquisition directly from us, an acquisition by us, as a result of any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any corporation controlled by us or any acquisition by any corporation pursuant to a Business Combination (as defined below) that complies with the clauses (i), (ii) and (iii) of (c) below;
(b) individuals who, as of the date an award schedule is established, constituted the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors;
(c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of our outstanding shares of our Common Stock and outstanding voting securities entitled to vote generally in the election of our directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, our then outstanding shares of Common Stock and the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, as the case may be, resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of our outstanding shares of our Common Stock and outstanding voting securities entitled to vote generally in the election of our directors, as the case may be, (ii) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by us or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or
(d) the approval by our shareholders of our complete liquidation or dissolution.
Award Limits. The maximum incentive awardable under the Annual Incentive Plan to any participant with respect to any fiscal year (or a portion thereof) contained within a performance period is $2,500,000.
New Plan Benefits. Participants are selected for each performance period, and amounts payable under the Annual Incentive Plan are based on performance measures, performance goals, and award formulas established for each performance period, therefore, it cannot be determined at this time what amounts, if any, will be received by or allocated to any person or group of persons under the Annual Incentive Plan if the Annual Incentive Plan is re-approved. The future benefits that will be awarded or paid under the Annual Incentive Plan, therefore, are not currently determinable. Please see the discussion above under the heading “Eligibility” for more information on the Company’s recent practices concerning such annual incentive awards.
Common Stock
Our Common Stock is listed for trading on the NYSE under the symbol “UVV.” The closing price per share of Common Stock as reported by the NYSE on July 19, 2019, was was $60.54 per share.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE UNIVERSAL CORPORATION AMENDED AND RESTATED EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN.

PROPOSALS FOR 2020 ANNUAL MEETING
Under the regulations of the Exchange Act, any shareholder desiring to make a proposal to be acted upon at the 2020 Annual Meeting must cause such proposal to be delivered, in proper form, to our Corporate Secretary at the address provided on page 6 of this Proxy Statement no later than March 26, 2020, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2020 Annual Meeting on Tuesday, August 4, 2020.
Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the Annual Meeting. Based upon an anticipated date of August 4, 2020 for the 2020 Annual Meeting, we must receive such notice no later than June 5, 2020, and no earlier than May 6, 2020. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any corporate shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Corporate Secretary at the address provided on page 6 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/corporate-governance.
CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
Electronic Access to Proxy Materials and Annual Reports
This Proxy Statement and our fiscal year 2019 Annual Report are available under the “Investors- Financial Information” section of our Internet website at http://investor.universalcorp.com/financial-information. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.
“Householding” of Proxy Materials and Annual Reports for Record Owners
The SEC rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year. If a shareholder whose household only received a single set of materials would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Corporate Secretary at the address or phone number provided on page 6 of this Proxy Statement. If shareholders sharing an address are still receiving multiple copies of the Proxy Statement and Annual Report, he or she may request delivery of only a single copy of such materials by contacting our Corporate Secretary at the address or phone number provided on page 6 of this Proxy Statement.

OTHER MATTERS
The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.
OUR 2019 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR FISCAL YEAR 2019 ANNUAL REPORT (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL PRINTED COPIES OF THE FISCAL YEAR 2019 ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 5 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://INVESTOR.UNIVERSALCORP.COM/CONTACT-US. AN ELECTRONIC VERSION OF OUR FISCAL YEAR 2019 ANNUAL REPORT TO SHAREHOLDERS CAN BE OBTAINED WITHOUT CHARGE BY VISITING OUR INTERNET WEBSITE AT HTTP://INVESTOR.UNIVERSALCORP.COM/FINANCIAL-INFORMATION.
By Order of the Board of Directors
Preston D. Wigner, Secretary

EXHIBIT A
AMENDED AND RESTATED
UNIVERSAL CORPORATION
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
The Company hereby amends and restates the Plan, effective upon approval by the shareholders of the Company at the ~~2014~~ 2019 Annual Meeting of shareholders.
1.    Purpose.
The purposes of the Plan are to promote the success of the Company; to provide designated Executive Officers with an opportunity to receive incentive compensation dependent upon that success; to attract, retain and motivate such individuals; and to provide Awards that ~~are "qualified performance based compensation" under Section 162(m) of the Code~~ encourage the creation of shareholder value by establishing a direct link between the achievement of designated Performance Goals (as defined below) and the incentive compensation of the designated Executive Officers.
2.    Definitions.
“Award” means a cash-denominated incentive award made pursuant to the Plan.
“Award Formula” means one or more objective formulas or standards established by the Committee for purposes of determining an Award based on the level of performance with respect to one or more Performance Goals or Performance Measures. Award Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
“Award Schedule” means the Award Schedule established pursuant to Section 4.1.
“Beneficiary” means the person(s) designated by the Participant, in writing on a form provided by the Committee, to receive payments under the Plan in the event of his or her death while a Participant or, in the absence of such designation, the Participant’s estate.
“Board of Directors” means the Board of Directors of the Company.
“Change of Control” means and shall be deemed to have taken place if:
(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) hereof; or
(b) Individuals who, as of the date an Award Schedule is established, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the ~~Executive~~ Compensation, ~~Nominating and Corporate Governance~~ Committee of the Board of Directors. The Committee shall be composed of not less than two directors, each of whom is intended to be an “outside director” (within the meaning of former Code Section 162(m)).
“Common Stock” means the Common Stock of the Company. Awards under the Plan paid in Common Stock shall be awarded by the Committee under the Executive Stock Plan.
“Company” means Universal Corporation and its successors.
“Determination Period” means, with respect to a Performance Period applicable to any Award under the Plan, the period commencing with the first day of such Performance Period and ending on the earlier to occur of (i) 90 days after the commencement of the Performance Period and (ii) the date upon which twenty-five percent (25%) of the Performance Period shall have elapsed.
“Disability” means disability as defined under the Company’s long term disability plan or, if no such plan is in force at the time, as determined by the Committee.
“Economic Profit” means consolidated earnings before interest and taxes after certain adjustments minus a capital charge equal to the weighted average cost of capital times average funds employed.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
“Executive Officer” means a person who is an executive officer of the Company or any Subsidiary for purposes of the Exchange Act.
“Executive Stock Plan” means the Universal Corporation ~~2007~~2017 Stock Incentive Plan, previously adopted by the shareholders at the 2017 Annual Meeting, as amended in the future, or any successor plan.
“Participant” means an Executive Officer selected from time to time by the Committee to participate in the Plan.
“Performance Goal” means the level of performance or matrix of levels of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
“Performance Measure” means one or more of the following selected by the Committee to measure Company and/or business unit performance for a Performance Period: net income; total shareholder return; basic or diluted earnings per share; net revenues; gross profit; earnings before interest and taxes; income before income taxes; ~~economic profit~~ Economic Profit; return on assets; return on funds employed and return on equity; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Committee prior to the expiration of the Determination Period, adjusted ~~to extent permitted under Section 162(m) of the Code~~ to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, accruals for awards under the Plan and cumulative effects of changes in accounting principles. Performance Measures may vary from

Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
“Performance Period” means one or more periods of time, as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to payment in respect of an Award.
“Plan” means ~~the~~ this Amended and Restated Universal Corporation Executive Officer Annual Incentive Plan, as amended and restated.
“Plan Year” means the Company’s fiscal year.
“Retirement” means retirement at the Company’s normal retirement age or early retirement with the prior written approval of the Company.
“Restricted Stock” means shares of Common Stock awarded to a participant subject to forfeiture or otherwise restricted. Awards under the Plan paid in Restricted Stock shall be awarded by the Committee under the Executive Stock Plan.
“Stock Unit” means an award stated with reference to a share of Common Stock that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value (as defined in the Executive Stock Plan) of a share of Common Stock on the date of payment. Awards under the Plan paid in Stock Units shall be awarded by the Committee under the Executive Stock Plan. At the Committee’s discretion, the Participant’s rights in Stock Units may be forfeitable or otherwise restricted and may be paid in cash, Common Stock or a combination of cash or Common Stock.
“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

3.	Participation.
3.1    Participants shall be selected by the Committee from among the Executive Officers. The selection of an Executive Officer as a Participant for a Performance Period shall not entitle such individual to be selected as a Participant with respect to any other Performance Period.
4.    Awards.
4.1    Award Schedules. With respect to each Performance Period with respect to which an Award may be earned by a Participant under the Plan, prior to the expiration of the Determination Period the Committee shall establish in writing for such Performance Period an Award Schedule for each Participant. The Award Schedule shall set forth the applicable Performance Period, Performance Measure(s), Performance Goal(s), and Award Formula(s) and such other information as the Committee may determine. ~~Once established for a Plan Year, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance based compensation under Code Section 162(m).~~ Award Schedules may vary from Performance Period to Performance Period and from Participant to Participant.
4.2    Determination of Awards. A Participant shall be eligible to receive payment in respect of an Award only to the extent that the Performance Goal(s) for such Award are achieved and the Award Formula as applied against such Performance Goal(s) determines that all of some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Award earned by each Participant for such Performance Period based upon such Participant’s Award Formula. The Committee shall then determine the actual amount of the Award to be paid to each Participant and, in so doing, may decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. Anything in this Plan to the contrary notwithstanding, the maximum Award payable to any Participant with respect to each Plan Year (or portion thereof) contained within a Performance Period shall be $2,500,000.
4.3    Payment of Awards. At the Committee’s discretion, awards may be paid in cash, Common Stock, Restricted Stock, Stock Units or a combination of cash, Common Stock, Restricted Stock or Stock Units. Payments shall be made as soon as practicable after the amount of the Award has been determined and certified in accordance with Section 4.2 but in no event later than the last day such payment may be made while still qualifying for the short-term deferral exemption from Code Section 409A.
4.4    Change of Control. All Performance Goals shall be calculated, and other conditions to payment of Awards shall be deemed to be achieved or fulfilled, as of the time of a Change of Control. In the event of a Change of Control, the Company shall promptly pay each Participant an amount equal to the greater of (A) the annual bonus the Participant would have earned under the Plan in effect on the date of the Change of Control using the Award Formula in effect for the Participant on such date, paid on a pro rata basis based on the percentage of the fiscal year completed as of the date the Change of Control occurred, and (B) 100% of the Participant’s target bonus opportunity in effect on the date of the Change of Control. In addition, if at the time of a Change of Control there has been no determination or payment of an Award for the preceding Performance Period, the Company shall pay to each individual who was a Participant with respect to such prior Performance Period the full amount to which he or she would have been paid assuming certification by the Committee of the performance for such Performance Period and no reduction in Award payments for factors other than performance factors. Payments under this Section 4.4 shall be made not later than ten (10) days following the Change of Control.
4.5    Recoupment. If the Committee determines, in its sole discretion, that the Participant at any time has willfully engaged in any activity that the Committee determines was or is harmful to the Company, then the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole. In the event of a material restatement of financial statements, the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made pursuant to the Plan in part or in whole. In addition, the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole in the event of the Participant’s ethical misconduct. In addition, any award shall be subject to any recoupment policy the Company may adopt to conform to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other applicable law.

5.	Termination of Employment.
5.1    Termination of Employment. Except as otherwise determined by the Committee or as otherwise provided in Section 4.4 or Section 5.2, no Award with respect to a Performance Period will be payable to any Participant who is not an employee of the Company on the last day of such Performance Period.
5.2    Death, Disability or Retirement. In the event that a Participant dies or his or her employment is terminated by reason of Disability or Retirement after an Award has been granted to the Participant but before it has been determined to be earned pursuant to Section 4.2, there shall be paid to the Participant (or, in the event of death, to the Participant’s Beneficiary or estate) a prorated amount equal to the Award payment that the Committee determines would have been paid to the Participant pursuant to Section 4.3, based on the performance for the entire Performance Period, had his or her employment continued, multiplied by a fraction, the numerator of which is the number of completed calendar months of employment during the Performance Period and the denominator of which is twelve.

6.	Administration.
6.1    In General. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.
6.2    Determinations. The actions and determinations of the Committee or others to whom authority is delegated under the Plan on all matters relating to the Plan and any Awards shall be final and conclusive. Such determinations need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
6.3    Appointment of Experts. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.
6.4    Delegation. The Committee may delegate to others the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes, except that the Committee shall not delegate any authority with respect to decisions regarding Plan eligibility or the amount, timing or other material terms of Awards.

6.5    Books and Records. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.
6.6    Payment of Expenses. The Company shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional and expert fees.

7.	Miscellaneous.
7.1    Nonassignability. No Award shall be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by the laws of descent and distribution.
7.2    Withholding Taxes. Whenever payments under the Plan are to be made or deferred, the Company will withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.
7.3    Amendment or Termination of the Plan. The Plan may be amended or terminated by the Committee in any respect except that (i) no amendment may be made after the date on which an Executive Officer is selected as a Participant for a Performance Period that would adversely affect the rights of such Participant with respect to such Performance Period without the consent of the affected Participant and (ii) no amendment shall be effective without the approval of the shareholders of the Company to increase the maximum Award payable under the Plan ~~or if, in the opinion of counsel to the Company, such approval is necessary to satisfy the applicable requirement of Code Section 1629(m)~~.
7.4    Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
7.5    Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is payable under the Plan, such payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Company under the Plan.
7.6    Unfunded Plan. Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan. Participants will have no rights under the Plan other than as unsecured general creditors of the Company.
7.7     Limits of Liability. Neither the Company nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken or not taken in good faith under the Plan.
7.8    No Right of Employment. Nothing in this Plan will be construed as creating any contract of employment or conferring upon any Participant any right to continue in the employ or other service of the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to change such person’s compensation or other benefits or to terminate the employment or other service of such person with or without cause.
7.9    Section Headings. The section headings contained herein are for convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.
7.10    Invalidity. If any term or provision contained herein is to any extent invalid or unenforceable, such term, or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof.
7.11    Applicable Law. The Plan will be governed by the laws of the Commonwealth of Virginia, as determined without regard to the conflict of law principles thereof.
7.12    Effective Date/Term. The Plan shall be effective only upon the approval by the shareholders of the Company at the ~~2014~~2019 Annual Meeting of Shareholders and shall be effective for the Plan Year in which such approval occurs and each of the next ~~four~~ five succeeding Plan Years unless sooner terminated by the Committee in accordance with Section 7.3. ~~For the fifth succeeding Plan Year, the Plan shall remain in effect in accordance with its terms unless amended or terminated by the Committee, and the Committee shall make the determinations required by Section 4 for such Plan Year, but the Plan shall be~~

~~submitted for re-approval by the shareholders of the Company at the annual meeting of shareholders held during such fifth Plan Year, and payment of all Awards under the Plan for such Plan Year and any future Plan Years shall be contingent upon such approval.~~
7.13    Section 409A. The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any Award or payment to be made under this Plan is subject to taxes, penalties or interest as a result of failing to comply with Section 409A of the Code.

[FORM OF PROXY]

UNIVERSAL CORPORATION C/O BROADRIDGE PO BOX 1342 EDGEWOOD, NY 11717
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/27/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/27/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

	CONTROL#	00000000000000000
NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K	SHARES	123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234 123,456,789,012.1234
	PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors:	☐	☐	☐
Nominees

01 Thomas H. Johnson	02 Michael T. Lawton

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain

2. Approve a non-binding advisory resolution approving the compensation of the named executive officers.	☐	☐	☐
3. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.	☐	☐	☐
4. Approve the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)				Investor Address Line 1
		Yes	No	Investor Address Line 2
Please indicate if you plan to attend this meeting		☐	☐	Investor Address Line 3
Investor Address Line 4
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

UNIVERSAL CORPORATION Annual Meeting of Shareholders August 28, 2019 9:00 AM Eastern Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Johan C. Kroner and Preston D. Wigner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of UNIVERSAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 09:00 AM, ET on
August 28, 2019, at Universal Corporation, 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia
23235, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.

Continued and to be signed on reverse side